EXECUTION VERSION SUPER PRIORITY CREDIT AGREEMENT Dated as of May 22, 2019 among NOBILIS HEALTH CORP., as Parent, NORTHSTAR HEALTHCARE HOLDINGS, INC., as Holdings, NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., as the Borrower, THE OTHER PERSONS PARTY HERETO THAT ARE DESIGNATED AS LOAN PARTIES, BBVA COMPASS, as Super Priority Agent, and the other Super Priority Lenders party hereto 502181848 v5 1205867.00001

TABLE OF CONTENTS

Section		Page
ARTICLE I DEFINITIONS AND INTERPRETIVE PROVISIONS		1
1.1	DEFINED TERMS	1
1.2	RULES OF INTERPRETATION	18
1.3	ACCOUNTING TERMS	19
1.4	ROUNDING	20
1.5	TIMES OF DAY; RATES	20
1.6	[RESERVED]	20
1.7	CURRENCY EQUIVALENTS GENERALLY	20
1.8	[RESERVED]	20
1.9	PROJECTIONS	20
ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS		20
2.1	CREDIT EXTENSION; COMMITMENTS	20
2.2	DISBURSEMENTS OF LOAN PROCEEDS FROM THE AGENT CONTROLLED ACCOUNT; REPAYMENTS TO THE AGENT CONTROLLED ACCOUNT	21
2.3	[RESERVED]	24
2.4	[RESERVED]	24
2.5	PREPAYMENTS	24
2.6	TERMINATION OF COMMITMENTS	27
2.7	REPAYMENT OF LOANS	27
2.8	INTEREST	27
2.9	FEES	29
2.10	COMPUTATION OF INTEREST AND FEES	29
2.11	EVIDENCE OF DEBT	29
2.12	PAYMENTS GENERALLY; SUPER PRIORITY AGENT'S CLAWBACK	29
2.13	SHARING OF PAYMENTS BY SUPER PRIORITY LENDERS	31
2.14	DEFAULTING LENDERS	32
ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY		33
3.1	TAXES	33

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3.2	[RESERVED]	37
3.3	[RESERVED]	37
3.4	INCREASED COSTS	38
3.5	[RESERVED]	39
3.6	MITIGATION OBLIGATIONS; REPLACEMENT OF SUPER PRIORITY LENDERS	39
3.7	SURVIVAL	40
ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS		40
4.1	CONDITIONS OF INITIAL CREDIT EXTENSIONS	40
4.2	CONDITIONS TO ALL CREDIT EXTENSIONS	44
ARTICLE V REPRESENTATIONS AND WARRANTIES		45
5.1	EXISTENCE, QUALIFICATION AND POWER	45
5.2	AUTHORIZATION; NO CONTRAVENTION	45
5.3	GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS	45
5.4	BINDING EFFECT	45
5.5	FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT	45
5.6	LITIGATION	45
5.7	NO DEFAULT	46
5.8	TITLE TO PROPERTY; REAL PROPERTY MATTERS AND PERMITS	46
5.9	ENVIRONMENTAL COMPLIANCE	46
5.10	TAX MATTERS	46
5.11	ERISA COMPLIANCE	47
5.12	OWNERSHIP OF LOAN PARTIES AND SUBSIDIARIES	47
5.13	INVESTMENT COMPANY ACT; MARGIN STOCK	47
5.14	DISCLOSURE	47
5.15	COMPLIANCE WITH LAWS	47
5.16	INTELLECTUAL PROPERTY MATTERS	47
5.17	[RESERVED]	47
5.18	CASUALTY, ETC	47
5.19	ANTI-CORRUPTION LAWS AND SANCTIONS	47
5.20	LABOR MATTERS	47
5.21	HEALTHCARE MATTERS	47
5.22	REGULATED ENTITIES	48

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5.23  DEPOSIT ACCOUNTS AND OTHER ACCOUNTS .................................. 48  5.24  BONDING ..................................................................................................... 48  5.25  STATUS OF PARENT AND HOLDINGS ................................................... 48  5.26  BROKERS’ FEES; TRANSACTION FEES ................................................. 49  5.27  USE OF PROCEEDS .................................................................................... 49  5.28  SWAP CONTRACTS .................................................................................... 49  5.29  BENEFICIAL OWNERSHIP CERTIFICATION ......................................... 49  ARTICLE VI AFFIRMATIVE COVENANTS .......................................................................... 49  6.1  FINANCIAL STATEMENTS ....................................................................... 49  6.2  CERTIFICATES; OTHER INFORMATION ............................................... 50  6.3  NOTICES ....................................................................................................... 51  6.4  PAYMENT OF TAXES AND OTHER OBLIGATIONS ............................ 51  6.5  PRESERVATION OF EXISTENCE, ETC ................................................... 51  6.6  MAINTENANCE OF PROPERTY ............................................................... 52  6.7  MAINTENANCE OF INSURANCE ............................................................ 52  6.8  COMPLIANCE WITH LAWS ...................................................................... 52  6.9  BOOKS AND RECORDS ............................................................................. 52  6.10  INSPECTION RIGHTS ................................................................................. 52  6.11  USE OF PROCEEDS .................................................................................... 52  6.12  ADDITIONAL SUBSIDIARIES AND REAL PROPERTY ........................ 52  6.13  COMPLIANCE WITH ENVIRONMENTAL LAWS .................................. 54  6.14  FURTHER ASSURANCES .......................................................................... 54  6.15  COMPLIANCE WITH ANTI-CORRUPTION LAWS AND SANCTIONS 54  6.16  COMPLIANCE WITH TERMS OF LEASEHOLDS; LANDLORD AGREEMENTS ............................................................................................. 54  6.17  MATERIAL CONTRACTS .......................................................................... 54  6.18  CASH MANAGEMENT SYSTEMS ............................................................ 54  6.19  COMPLIANCE WITH HEALTH CARE LAWS ......................................... 55  6.20  POST-CLOSING OBLIGATIONS ............................................................... 55  6.21  SUPER PRIORITY AGENT CONSULTANT ............................................. 55  6.22  BORROWER CONSULTANT ..................................................................... 56  6.23  ENGAGEMENT OF CHIEF RESTRUCTURING OFFICER...................... 56  6.24  RETENTION OF INVESTMENT BANKER ............................................... 56  502181848 v5 1205867.00001 -iii-

6.25	ADDITIONAL COVENANTS OF LOAN PARTIES IN RESPECT OF THE CHIEF RESTRUCTURING OFFICER AND INVESTMENT BANKER ENGAGEMENTS	56
6.26	BUSINESS PLAN	56
6.27	CASH FLOW REPORTS	56
6.28	APPROVED BUDGET	56
6.29	RECEIVABLES COLLECTION PROCESS	56
6.30	ACCOUNTS RECEIVABLE AGING REPORT	56
6.31	ACCOUNTS RECEIVABLE DATA	57
6.32	INDEBTEDNESS UPDATES	57
6.33	INTERCOMPANY PROMISSORY NOTES	57
6.34	RELEASE OF LIENS	57
6.35	LITIGATION UPDATES	57
6.36	NHC NETWORK, LLC	57
6.37	COMMERCIALLY REASONABLE EFFORTS TO CAUSE EXCLUDED SUBSIDIARIES TO BECOME LOAN PARTIES	58
6.38	PROPOSED TRANSACTIONS	58
6.39	ARIZONA VEIN	58
6.40	HAMILTON VEIN	58
6.41	OTHER UPDATES	58
6.42	NOTICES OF CHANGES	58
6.43	CONSENT	58
6.44	LEGAL RETAINER ACCOUNT; FINANCIAL CONSULTANT RETAINER ACCOUNT; EXPENSES	58
6.45	ADDITIONAL INFORMATION	59
6.46	PAYMENT OF EXPENSES PURSUANT TO THE APPROVED BUDGET	59
6.47	CONTINGENCY PLANS	59
6.48	TRANSACTION COVENANTS	60
ARTICLE VII NEGATIVE COVENANTS		61
7.1	LIENS	61
7.2	INDEBTEDNESS	62
7.3	INVESTMENTS	63
7.4	FUNDAMENTAL CHANGES	64

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7.5	DISPOSITIONS	65
7.6	RESTRICTED PAYMENTS	66
7.7	CHANGE IN NATURE OF BUSINESS	68
7.8	TRANSACTIONS WITH AFFILIATES	68
7.9	BURDENSOME AGREEMENTS	68
7.10	USE OF PROCEEDS	68
7.11	FINANCIAL COVENANTS	69
7.12	CAPITAL EXPENDITURES	70
7.13	AMENDMENTS OF ORGANIZATION DOCUMENTS; ADDITIONAL SUBSIDIARIES	70
7.14	PAYMENTS AND MODIFICATIONS OF SUBORDINATED INDEBTEDNESS	70
7.15	HOLDING COMPANY STATUS	70
7.16	OFAC; PATRIOT ACT	71
7.17	SALE-LEASEBACKS	71
7.18	HAZARDOUS MATERIALS	71
7.19	AMENDMENTS TO MATERIAL CONTRACTS	71
7.20	CHANGES IN ACCOUNTING, NAME AND JURISDICTION OF ORGANIZATION	71
7.21	CONTINGENT OBLIGATIONS	71
7.22	CHIEF RESTRUCTURING OFFICER AND INVESTMENT BANKER ENGAGEMENTS	72
7.23	CHANGES TO MATERIAL OPERATIONS	72
7.24	MATERIAL AGREEMENTS; DISPOSITION OF COLLATERAL	72
7.25	RETAINERS	73
7.26	ACCOUNTS	73
ARTICLE VIII DEFAULT AND REMEDIES		73
8.1	EVENTS OF DEFAULT	73
8.2	REMEDIES UPON EVENT OF DEFAULT	76
8.3	APPLICATION OF FUNDS	76
ARTICLE IX SUPER PRIORITY AGENT		77
9.1	APPOINTMENT AND AUTHORITY	77
9.2	RIGHTS AS A SUPER PRIORITY LENDER	78
9.3	EXCULPATORY PROVISIONS	78

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9.4	RELIANCE BY SUPER PRIORITY AGENT	79
9.5	DELEGATION OF DUTIES	80
9.6	RESIGNATION OR REMOVAL OF SUPER PRIORITY AGENT	80
9.7	NON-RELIANCE ON SUPER PRIORITY AGENT AND OTHER SUPER PRIORITY LENDERS	81
9.8	NO OTHER DUTIES, ETC	81
9.9	SUPER PRIORITY AGENT MAY FILE PROOFS OF CLAIM	81
9.10	CREDIT BIDDING	82
9.11	COLLATERAL AND GUARANTY MATTERS	83
ARTICLE X MISCELLANEOUS		84
10.1	AMENDMENTS, ETC	84
10.2	NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATIONS	86
10.3	NO WAIVER; CUMULATIVE REMEDIES; ENFORCEMENT	88
10.4	EXPENSES; INDEMNITY; DAMAGE WAIVER	89
10.5	PAYMENTS SET ASIDE	91
10.6	SUCCESSORS AND ASSIGNS	91
10.7	TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY	96
10.8	RIGHT OF SETOFF	97
10.9	SURVIVAL OF REPRESENTATIONS AND WARRANTIES	97
10.10	INDEPENDENT EFFECT OF COVENANTS	98
10.11	GOVERNING LAW; JURISDICTION; ETC.	98
10.12	WAIVER OF JURY TRIAL	99
10.13	COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION	99
10.14	NO ADVISORY OR FIDUCIARY RESPONSIBILITY	100
10.15	SEVERABILITY	100
10.16	USA PATRIOT ACT	100
10.17	RELEASE	101
10.18	INCONSISTENCIES WITH OTHER DOCUMENTS	101
10.19	ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS	101

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ANNEXES A Commitments and Applicable Percentages B Mortgage Support Documents C Guarantors D [Reserved] E Core Assets F Intercompany Promissory Notes G Specified Lien H Litigation I Post-Closing Loan Parties EXHIBITS Form of A Loan Notice B Promissory Note C Super Priority Compliance Certificate D Assignment and Assumption E United States Tax Compliance Certificate 502181848 v5 1205867.00001 -vii-

SUPER PRIORITY CREDIT AGREEMENT This SUPER PRIORITY CREDIT AGREEMENT (this “Agreement”) is entered into as of May 22, 2019, by and among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), NOBILIS HEALTH CORP., a British Columbia corporation (the “Parent”), NORTHSTAR HEALTHCARE HOLDINGS, INC., a Delaware corporation (“Holdings”), the other Persons party hereto that are designated as a “Loan Party”, each lender from time to time party hereto (each a “Super Priority Lender” and, collectively, the “Super Priority Lenders”) and COMPASS BANK (in its individual capacity, “Compass Bank”) in its capacity as Super Priority Agent. The Borrower has requested that the Super Priority Lenders provide a super priority term loan facility, and the Super Priority Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND INTERPRETIVE PROVISIONS 1.1 Defined Terms. As used in this Agreement (including in any provisions, terms or definitions incorporated herein by reference or otherwise from the Existing Credit Agreement or Second Forbearance Agreement), the following terms shall have the meanings set forth below, provided that (a) to the extent a term has the meaning set forth in Section 1.1 of the Existing Credit Agreement (as defined below) and incorporates a capitalized term not otherwise defined herein, such capitalized term shall have the meaning set forth in the Existing Credit Agreement and (b) to the extent a term incorporated herein by reference or otherwise from the Existing Credit Agreement or the Second Forbearance Agreement has the meaning set forth in Section 1.1 of the Existing Credit Agreement and incorporates a capitalized term that is defined herein, such capitalized term shall have the meaning set forth herein (notwithstanding the fact that such term is also defined in the Existing Credit Agreement): “Acquisition” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form provided by the Super Priority Agent to the Super Priority Lenders or any other form approved by the Super Priority Agent. “Affiliate” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Agent Controlled Account” means that certain account ending in 5038 at Compass Bank that is in the name of the Borrower and subject to a control agreement in 1 502181848 v5 1205867.00001 form and substance acceptable to the Super Priority Agent (providing for immediate control over such account). “Agent Party” has the meaning assigned to such term in Section 10.2(d)(iii). “Aggregate Commitments” means the Commitments of all the Super Priority Lenders. “Agreement” means this Super Priority Credit Agreement. “Anti-Corruption Laws” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Applicable Date” has the meaning set forth in Section 2.2(a). “Applicable Margin” means fifteen percent (15%) per annum. “Applicable Percentage” means with respect to any Super Priority Lender at any time, the percentage (carried out to the ninth decimal place) of the total outstanding Loans represented by such Super Priority Lender’s outstanding Loans at such time. The initial Applicable Percentage of each Super Priority Lender is set forth opposite the name of such Super Priority Lender on Annex A or in the Assignment and Assumption pursuant to which such Super Priority Lender becomes a party hereto, as applicable. “Approved Budget” means the most recent Weekly Budget delivered to the Super Priority Agent pursuant to Section 4.1(c) or Section 6.28 that has been expressly approved by the Super Priority Agent in writing as the Approved Budget. “Approved Fund” means any Fund that is administered or managed by (a) a Super Priority Lender, (b) an Affiliate of a Super Priority Lender or (c) an entity or an Affiliate of an entity that administers or manages a Super Priority Lender. “Assets” mean any and all Equity Interests held directly or indirectly by any Loan Party or any other assets of any Loan Party, including without limitation, personal or real property “Assignment and Assumption” means an assignment and assumption entered into by a Super Priority Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.6(b)), and accepted by the Super Priority Agent, in substantially the form of Exhibit D or any other form approved by the Super Priority Agent. “Availability” means, as of any date of determination the amount on deposit and available for disbursement in the Agent Controlled Account. “Bail-In Action” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. 2 502181848 v5 1205867.00001

“Bankruptcy Action” has the meaning set forth in Section 6.47. “Baseline Financial Statements” means (a) the audited annual consolidated financial statements of Parent and its Subsidiaries for fiscal years ended December 31, 2016 and December 31, 2017, (b) the most recent interim unaudited consolidated financial statements of Parent and its Subsidiaries prepared in accordance with GAAP (subject to year-end adjustments and footnotes) together with a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent projections for the current fiscal year and discussing the reasons for any significant variations and (c) the most recent business plan delivered to the Super Priority Agent. “BBVA Compass” means Compass Bank, doing business as BBVA Compass. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Borrower” has the meaning assigned to such term in the introductory paragraph hereto. “Borrower Consultant” has the meaning set forth in Section 6.22. “Borrower Materials” has the meaning assigned to such term in Section 10.2(d)(i). “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York or the state where the Super Priority Agent’s Office is located. “Capital Expenditures” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Cash Availability” means the aggregate amount of all cash and Cash Equivalents held in the Loan Parties’ deposit or other accounts (in each case other than any Cash Availability Excluded Amounts). “Cash Availability Excluded Amounts” means, without duplication, (a) cash and Cash Equivalents held in accounts that satisfy clause (b), clause (d) or clause (e) of the definition of “Excluded Accounts” and (b) cash and Cash Equivalents held in accounts of any Loan Party (that is not a wholly owned Subsidiary of the Borrower), to the extent that the declaration or payment of dividends or similar distributions by such Loan Party of such cash or Cash Equivalents (i) is not, as of the Closing Date, permitted by operation of 3 502181848 v5 1205867.00001 the terms of its Organization Documents or (ii) is not at the time permitted by any judgment, decree, statute, rule or governmental regulation applicable to such Loan Party. “Cash Availability Maximum Amount” means $4,400,000. “Cash Availability Threshold” means $4,400,000. “Cash Equivalents” has the meaning set forth in Section 1.1 of the Existing Credit Agreement; provided that any reference to “Lender” therein shall be deemed to be a reference to “Super Priority Lender”. “Change in Law” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Change of Control” has the meaning set forth in Section 1.1 of the Existing Credit Agreement; provided that any reference to “Administrative Agent” therein shall be deemed to be a reference to both the “Existing Administrative Agent” and the “Super Priority Agent”. “Chief Restructuring Officer” has the meaning set forth in Section 6.23. “Claims” has the meaning set forth in Section 10.17. “Closing Date” means the date of satisfaction or waiver of all of the conditions in Section 4.1. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means all of the property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Super Priority Agent for the benefit of the Secured Parties. “Collateral Documents” means, collectively, the Guaranty and Security Agreement, the Pledge Agreement, the Mortgages and all of the other mortgages (if any), collateral assignments, account control agreements, landlord waivers, collateral access agreements, security agreements, pledge agreements or other similar agreements delivered to the Super Priority Agent that create or purport to create a Lien in favor of the Super Priority Agent for the benefit of the Secured Parties. “Commitment” means, as to each Super Priority Lender, its obligation to make a single Loan to the Borrower pursuant to Section 2.1(a) on the Closing Date, in a principal amount not to exceed the amount set forth opposite such Super Priority Lender’s name on Annex A under the caption “Commitment”. “Connection Income Taxes” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Consultant” has the meaning set forth in Section 6.21. 4 502181848 v5 1205867.00001

“Contingent Obligation” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Contractual Obligation” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Contributing Loan Parties” has the meaning set forth in Section 6.28. “Core Assets” means the assets identified on Annex E hereto which Annex may be amended in writing from time to time by the Loan Parties following notice to and approval by the Super Priority Agent in its sole discretion. “Credit Exposure” means, as to any Super Priority Lender at any time, the aggregate principal amount at such time of its outstanding Loans. “Credit Extension” means a borrowing consisting of simultaneous Loans pursuant to Section 2.1(a) or otherwise. “Debtor Relief Laws” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means the Applicable Margin plus six percent (6.00%) per annum. “Defaulting Lender” means, subject to Section 2.15(b), any Super Priority Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Super Priority Lender notifies the Super Priority Agent and the Borrower in writing that such failure is the result of such Super Priority Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Super Priority Agent or any other Super Priority Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower, the Super Priority Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Super Priority Lender’s obligation to fund a Loan hereunder and states that such position is based on such Super Priority Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Super Priority Agent or the Borrower, to confirm in writing to the Super Priority Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Super Priority Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Super Priority Agent and the Borrower), (d) has, or has a 5 502181848 v5 1205867.00001

direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or Federal regulatory authority acting in such a capacity; provided that a Super Priority Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Super Priority Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Super Priority Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Super Priority Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Super Priority Lender or (e) becomes the subjection of a Bail-In Action. Any determination by the Super Priority Agent that a Super Priority Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Super Priority Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)), and such Super Priority Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) upon delivery of written notice of such determination to the Borrower and each other Super Priority Lender. “Determination Date” has the meaning set forth in Section 7.11. “Disbursement” means (a) any disbursement from the Agent Controlled Account pursuant to Section 2.2 or otherwise in accordance with the terms of this Agreement and (b) any amounts not funded to the Agent Controlled Account and applied pursuant to Section 2.1(a)(i). “Disbursement Request” has the meaning set forth in Section 2.2(a). “Disclosed Litigation” has the meaning set forth in Section 5.6. “Disclosure Schedules” means those schedules referenced herein and in the other Super Priority Loan Documents separately delivered to the Super Priority Agent and the Super Priority Lenders on or at any time after the Closing Date. “Disposition” or “Dispose” each has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “EEA Financial Institution” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. 6 502181848 v5 1205867.00001

“EEA Resolution Authority” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.6(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.6(b)(iii)). “Emergency Disbursement Request” has the meaning set forth in Section 2.2(d). “Equity Interests” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “ERISA Event” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Event of Default” has the meaning assigned to such term in Section 8.1. “Excluded Accounts” means any of the following accounts solely to the extent such account is maintained with Compass Bank: (a) any payroll accounts with aggregate amounts on deposit which do not exceed payroll obligations for the next 30 days, (b) the retention bonus account with aggregate amounts on deposit which do not exceed the aggregate amount of retention bonuses specified in the applicable Approved Budget, (c) petty cash accounts, amounts on deposit in which do not exceed $100,000 in the aggregate at any one time, (d) withholding tax accounts and fiduciary accounts and (e) any account containing cash collateral for credit card obligations payable to Compass Bank, to the extent permitted by Section 7.1(r). “Excluded Permitted Physician Equity Transfer” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Excluded Subsidiary” means, any Subsidiary that is not wholly owned, directly or indirectly, by Parent, Holdings and/or another wholly-owned Subsidiary of Parent and/or Holdings, and which is prohibited from guaranteeing the Obligations by its Organization Documents or an equityholders (or similar) agreement without the consent of the other equityholders of such Subsidiary, but in each case only so long as both (a) such limitation is not entered into in anticipation, or for the primary purpose, of making such Subsidiary an Excluded Subsidiary and (b) such consent has not been obtained (with the Parent and Holdings agreeing to use commercially reasonable efforts to obtain such consent upon request of the Super Priority Agent). “Excluded Taxes” has the meaning set forth in Section 1.1 of the Existing Credit Agreement, provided that any reference to “Lender” therein shall be deemed to be a reference to “Super Priority Lender”. 7 502181848 v5 1205867.00001

“Existing Administrative Agent” means Compass Bank, in its capacity as administrative agent under the Existing Credit Agreement, together with its successors and assigns. “Existing Credit Agreement” means that certain Credit Agreement dated as of October 28, 2016, by and among the Borrower, Holdings, Parent, certain other Loan Parties party thereto, the lenders party thereto and Compass Bank, in its capacity as administrative agent for itself and the lenders party thereto, as amended by (a) that certain Amendment No. 1 to Credit Agreement and Waiver, dated as of March 3, 2017, (b) that certain Amendment No. 2 to Credit Agreement dated as of November 15, 2017, (c) that certain Second Limited Conditional Waiver and Amendment No. 3 to Credit Agreement and (d) the Second Forbearance Agreement, and as from time to time further amended, amended and restated, supplemented or otherwise modified. “Existing Lenders” means each of the lenders party to the Existing Credit Agreement together with each of their respective successors and assigns. “Existing Loan Subordination Agreement” has the meaning assigned to such term in Section 4.1(a)(iii). “Extraordinary Receipt” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Facility” means the term loan facility established pursuant to Section 2.1. “FASB ASC” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “FATCA” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Federal Funds Rate” has the meaning set forth in Section 1.1 of the Existing Credit Agreement; provided that any reference to “Administrative Agent” therein shall be deemed to be a reference to “Super Priority Agent”. “Federal Reserve Board” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Fee Letter” means the letter agreement, dated as of the Closing Date, between the Borrower and Compass Bank. “Financial Consultant Retainer Account” means that certain account ending in 6875 at Compass Bank that is in the name of the Borrower and subject to a control agreement in form and substance acceptable to the Super Priority Agent (providing for immediate control over such account). “First Tier Foreign Subsidiary” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. 8 502181848 v5 1205867.00001

“Flood Requirement Satisfaction” has the meaning set forth in Section 1.1 of the Existing Credit Agreement; provided that any reference to “Administrative Agent” therein shall be deemed to be a reference to “Super Priority Agent” and any reference to “Lender” therein shall be deemed to be a reference to “Super Priority Lender”. “Foreign Subsidiary” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Foreign Super Priority Lender” means (a) if the Borrower is a U.S. Person, a Super Priority Lender that is not a U.S. Person and (b) if the Borrower is not a U.S. Person, a Super Priority Lender that is resident or organized under laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “FSHCO” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Fund” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “GAAP” has the meaning set forth in Section 1.1 of the Existing Credit Agreement “Governmental Authority” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Governmental Payor Program” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Guarantee” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Guarantor” means each Person identified on Annex C attached hereto and any other Person that guarantees any Obligations from time to time. “Guaranty and Security Agreement” means the Guaranty and Security Agreement dated as of the Closing Date by the Loan Parties in favor of the Super Priority Agent for the benefit of the Secured Parties, as supplemented from time to time by the execution and delivery of joinders and other documents pursuant to Section 6.12 or otherwise. “Hazardous Materials” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Health Care Laws” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Health Care Permits” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. 9 502181848 v5 1205867.00001

“Holdings” has the meaning assigned to such term in the introductory paragraph hereto. “Indebtedness” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Indemnified Taxes” has the meaning set forth in Section 1.1 of the Existing Credit Agreement; provided that any reference to “Loan Document” therein shall be deemed to be a reference to “Super Priority Loan Document”. “Indemnitee” has the meaning assigned to such term in Section 10.4(b). “Information” has the meaning assigned to such term in Section 10.7. “Intellectual Property” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Intercompany Promissory Note” has the meaning assigned to such term in Section 6.33. “Interest Account” means that certain account ending in 5356 at Compass Bank that is in the name of the Borrower and subject to a control agreement in form and substance acceptable to the Super Priority Agent (providing for immediate control over such account). “Interest Payment Date” means the first Business Day of each calendar month and the Maturity Date. “Investment” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “IRS” means the United States Internal Revenue Service. “Laws” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Legal Retainer Account” means that certain account ending in 6213 at Compass Bank that is in the name of the Borrower and subject to a control agreement in form and substance acceptable to the Super Priority Agent (providing for immediate control over such account). “Lending Office” has the meaning set forth in Section 1.1 of the Existing Credit Agreement; provided that any reference to “Administrative Agent” therein shall be to be a reference to “Super Priority Agent” and any reference to “Lender” therein shall be deemed to be a reference to “Super Priority Lender”. “Lien” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Loan” has the meaning assigned to such term in Section 2.1. 10 502181848 v5 1205867.00001

“Loan Notice” means a notice of a Credit Extension, which shall be substantially in the form of Exhibit A or such other form as may be approved by the Super Priority Agent, appropriately completed and signed by the chief financial officer and Chief Restructuring Officer of the Borrower. “Loan Parties” means, collectively, the Borrower, Holdings, Parent, and each Guarantor. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, liabilities (actual or contingent), condition (financial or otherwise) of Parent and its Subsidiaries taken as a whole, (b) a material impairment of the rights and remedies of the Super Priority Agent or any Super Priority Lender under any Super Priority Loan Document, or of the ability of any Loan Party to perform its obligations under any Super Priority Loan Document to which it is a party or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Super Priority Loan Document to which it is a party. “Material Contract” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Material Litigation” has the meaning set forth in Section 6.35. “Material Real Property” means any fee-owned real property of any Loan Party (or any Subsidiary that is required to become a Loan Party) that has a fair market value in excess of $500,000, and any leased real property of any Loan Party (or any Subsidiary that is required to become a Loan Party) the failure of which to be in effect would have a material adverse effect on the business, financial condition, or operations in each case of the Parent and its Subsidiaries on a consolidated basis. “Maturity Date” means the earlier to occur of (a) July 31, 2019 (or such later date as the Super Priority Agent and the Super Priority Lenders may agree in writing in their sole discretion) or (b) the indefeasible payment in full in cash of the Indebtedness under the Existing Credit Agreement or the indefeasible payment in cash of a discounted amount of the Indebtedness under the Existing Credit Agreement with the express written consent of the Existing Administrative Agent and Existing Lenders in full satisfaction of the Indebtedness under the Existing Credit Agreement; provided that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Maximum Rate” has the meaning set forth in Section 2.8(e). “Measurement Period” shall mean the one week period immediately preceding each Determination Date. “Medicaid” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. 11 502181848 v5 1205867.00001

“Medicare” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “MIRE Event” means any increase, extension or renewal of any Commitment, or the addition of any new commitment hereunder. “Mortgage” means any mortgage, deed of trust, deed to secure debt or equivalent document now or hereafter encumbering any fee estate or leasehold interest in favor of the Super Priority Agent for the benefit of the Secured Parties, as security for any of the Obligations, each of which shall be in form and substance reasonably satisfactory to the Super Priority Agent. “Mortgage Support Documents” means, with respect to any real property subject to (or required to be subject to) a Mortgage, the deliveries and documents described on Annex B. “Multiemployer Plan” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “NDA” has the meaning set forth in Section 6.48(ii). “Necessary Costs and Expenses” means costs and expenses that cannot be deferred or reduced without material negative impact to a Loan Party’s or its Subsidiaries’ performance, value, or saleability. “Net Cash Proceeds” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Non-Consenting Lender” means any Super Priority Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Super Priority Lenders or all affected Super Priority Lenders in accordance with the terms of Section 10.1 and (b) has been approved by the Required Super Priority Lenders. “Non-Defaulting Lender” means, at any time, a Super Priority Lender that is not a Defaulting Lender at such time. “Non-Guarantor Subsidiary” means any Subsidiary of Parent that is not a Loan Party. “Note” means a promissory note made by the Borrower in favor of a Super Priority Lender evidencing the Loans of such Super Priority Lender, substantially in the form of Exhibit B. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Super Priority Loan Document or with respect to any Loan, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against 12 502181848 v5 1205867.00001 any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “Operating Account” means that certain account ending in 3665 at Compass Bank that is in the name of the Borrower and subject to a control agreement in form and substance acceptable to the Super Priority Agent (providing for springing control over such account). “Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Super Priority Loan Document. “Organization Documents” has the meaning set forth in Section 1.1 of the Existing Credit Agreement “Other Connection Taxes” has the meaning set forth in Section 1.1 of the Existing Credit Agreement; provided that any reference to “Loan Document” therein shall be a reference to “Super Priority Loan Document”. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Super Priority Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6). “Outstanding Amount” means with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date. “Parent” has the meaning assigned to such term in the introductory paragraph hereto. “Participant” has the meaning assigned to such term in Section 10.6(d). “Participant Register” has the meaning assigned to such term in Section 10.6(d). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. 13 502181848 v5 1205867.00001

“Permits” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Permitted Liens” means Liens permitted pursuant to Section 7.1. “Permitted Physician Equity Transfers” means any transfer (whether by Disposition or through the issuance of Equity Interests in a new or existing Subsidiary) in the Ordinary Course of Business of non-controlling minority Equity Interests in any Subsidiary of the Borrower to licensed physicians who are directly involved in the daily operations of such Subsidiary so long as (a) any Equity Interests transferred are not Equity Interests held by a Loan Party, (b) after giving effect to such transfer, the Loan Parties do not hold less Equity Interests in such Subsidiary than they did immediately prior to giving effect to such transfer and (c) such transfer does not impair any voting, approval, consent or other rights of the Loan Parties in respect of such Subsidiary. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Pledge Agreement” means the Pledge Agreement dated as of the Closing Date by the Loan Parties in favor of the Super Priority Agent for the benefit of the Secured Parties, as supplemented from time to time by the execution and delivery of joinders and other documents pursuant to Section 6.12 or otherwise. “Public Super Priority Lender” has the meaning assigned to such term in Section 10.2(d)(ii). “Recipient” means (a) the Super Priority Agent, (b) any Super Priority Lender or (c) any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, as applicable. “Refinancing Fee” has the meaning assigned to such term in Section 2.5(c). “Register” has the meaning assigned to such term in Section 10.6(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, attorneys, attorneys’ financial advisors, and representatives of such Person and of such Person’s Affiliates. “Releasee” has the meaning set forth in Section 10.17. “Repayment Amount” has the meaning set forth in Section 2.2(e). 14 502181848 v5 1205867.00001

“Repayment Date” has the meaning set forth in Section 2.2(e). “Repayment Notice” has the meaning set forth in Section 2.2(e). “Required Super Priority Lenders” means (a) at any time there are two or fewer Super Priority Lenders, each Super Priority Lender and (b) at any time there are three or more Super Priority Lenders, at least two Super Priority Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Super Priority Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Super Priority Lenders at any time. “Restricted Payment” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Right of First Refusal Agreement” means the Right of First Refusal Agreement, dated as of the Closing Date. “Sanctioned Country” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Sanctioned Person” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Sanctions” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Second Forbearance Agreement” means that certain Second Limited Conditional Forbearance Agreement, Consent and Fourth Amendment to Credit Agreement, dated effective April 30, 2019, by and among Borrower, Parent, Holdings, the Loan Parties party thereto, Existing Administrative Agent and the Existing Lenders party thereto. “Secured Parties” means, collectively, the Super Priority Agent, the Super Priority Lenders, each co-agent or sub-agent appointed by the Super Priority Agent from time to time pursuant to Section 9.5, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents. “Senior Officer” means, with respect to any Loan Party, the chief financial officer, the Chief Restructuring Officer, chief accounting officer, treasurer, assistant treasurer or controller of such Loan Party, any other officer of such Loan Party as hereafter may be designated by written notice by such Loan Party to the Super Priority Agent (so long as such officer is reasonably acceptable to the Super Priority Agent) and, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.1, the secretary, any assistant secretary or other officer (reasonably acceptable to the Super Priority Agent) of such Loan Party. Any document delivered hereunder that is signed by a Senior Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party 15 502181848 v5 1205867.00001 and such Senior Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Specified Lien” has the meaning set forth in Section 6.34. “SSG” means SSG Advisors, LLC together with its affiliates. “Subordination Agreement” means each subordination or intercreditor agreement from time to time entered into pursuant to this Agreement, each as amended, modified, restated or supplemented from time to time. “Subordinated Indebtedness” means any Indebtedness of any Loan Party or any Subsidiary of any Loan Party which is subordinated to the Obligations as to right and time of payment and as to other rights and remedies thereunder and having such other terms as are, in each case, reasonably satisfactory to Super Priority Agent and the Required Super Priority Lenders; provided that each Super Priority Lender shall be deemed to have approved any such Indebtedness and the terms thereof unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform). “Subordinated Indebtedness Documents” means all documents governing the Subordinated Indebtedness, including any notes or note agreements, in each case, in form and substance satisfactory to Super Priority Agent and the Required Super Priority Lenders; provided that each Super Priority Lender shall be deemed to have approved any such Subordinated Indebtedness Documents unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform). “Subsidiary” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Super Priority Agent” means Compass Bank in its capacity as super priority agent under any of the Super Priority Loan Documents, or any successor super priority agent. “Super Priority Agent’s Office” means the Super Priority Agent’s address as set forth in Section 10.2, or such other address as the Super Priority Agent hereafter may designate by written notice to the Borrower and the Super Priority Lenders. “Super Priority Compliance Certificate” has the meaning set forth in Section 6.2(b). “Super Priority Lender” has the meaning specified in the introductory paragraph hereto. 16 502181848 v5 1205867.00001

“Super Priority Loan Documents” means, collectively, this Agreement, the Notes, the Guaranty and Security Agreement, the Collateral Documents, any Subordination Agreements, the Fee Letter, the Right of First Refusal Agreement and all documents delivered to Super Priority Agent and/or any Super Priority Lender in connection with any of the foregoing. “Swap Contract” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Swap Termination Value” has the meaning set forth in Section 1.1 of the Existing Credit Agreement; provided that any reference to “Lender” therein shall be deemed to be a reference to “Super Priority Lender”. “Taxes” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Termination Date” means the date on which (a) all Obligations (other than contingent claims that have not been asserted) have been paid in full in cash, (b) the Aggregate Commitments have been terminated and (c) the Maturity Date has occurred. “Third Party Payor” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Third Party Payor Authorizations” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Third Party Payor Programs” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “Total Credit Exposure” means, as to any Super Priority Lender at any time, the unused Commitments and Credit Exposure of such Super Priority Lender at such time. “Total Outstandings” means the aggregate Outstanding Amount of all Loans. “UCC” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. “United States” and “U.S.” mean the United States of America. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.1(g)(ii)(B)(3). “Weekly Budget” has the meaning set forth in Section 6.28. “Withholding Agent” means Parent and the Super Priority Agent. 17 502181848 v5 1205867.00001

“Write-Down and Conversion Powers” has the meaning set forth in Section 1.1 of the Existing Credit Agreement. 1.2 Rules of Interpretation. With reference to this Agreement and each other Super Priority Loan Document, unless otherwise specified herein or in such other Super Priority Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Super Priority Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Super Priority Loan Document, shall be construed to refer to such Super Priority Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Super Priority Loan Document to Articles, Sections, Exhibits, Disclosure Schedules and Annexes shall be construed to refer to Articles and Sections of, and Exhibits, Disclosure Schedules and Annexes to, the Super Priority Loan Document in which such references appear, (v) any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law shall, unless otherwise specified, refer to such Law as amended, modified or supplemented from time to time and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Article and Section headings herein and in the other Super Priority Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Super Priority Loan Document. (d) To the extent provisions, terms or definitions from the Existing Credit Agreement or the Second Forbearance Agreement are incorporated herein by reference or otherwise (i) the following defined terms in such provisions shall be deemed to be replaced as follows: (1) the term “Administrative Agent” shall be deemed to be replaced with the term “Super Priority Agent”, (2) the term “Lender” or “Lenders” shall be deemed to be replaced with the term “Super Priority Lender” or “Super Priority Lenders”, as applicable, (3) the term “Loan Document” or “Loan Documents” shall be deemed to 18 502181848 v5 1205867.00001 be replaced with the term “Super Priority Loan Document” or “Super Priority Loan Documents”, as applicable, and (4) the term “Amendment No. 2 Effective Date” shall be deemed to be replaced with the term “Closing Date”, (ii) any reference in any such provision, term or definition to a section in the Existing Credit Agreement or the Second Forbearance Agreement, as applicable, shall be deemed to be a reference to the corresponding Section under this Agreement, (iii) any reference in any such provision, term or definition to the date of the Existing Credit Agreement or the date of the Second Forbearance Agreement (in each case, whether as a reference to the “date of this Agreement”, the “date hereof” or otherwise) shall be a reference to the date of this Agreement and (iv) any reference in any such provision, term or definition to any “Disclosure Schedule” shall be a reference to the applicable “Disclosure Schedule” (as defined herein) and delivered in accordance with this Agreement. To the extent capitalized terms used in provisions, terms or definitions incorporated herein by reference or otherwise from the Existing Credit Agreement or the Second Forbearance Agreement, are not otherwise defined in this Agreement, such capitalized terms shall be deemed to have the meanings set forth in the Existing Credit Agreement after giving effect to the modifications provided for in the preceding sentence of this Section 1.2(d). To the extent capitalized terms used in provisions, terms or definitions incorporated herein by reference or otherwise from the Existing Credit Agreement or the Second Forbearance Agreement, are defined in this Agreement, such capitalized term shall have the meaning set forth herein (notwithstanding the fact that such terms are also defined in the Existing Credit Agreement or the Second Forbearance Agreement). 1.3 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, and in a manner consistent with that used in preparing the Parent’s financial statements ending December 31, 2017. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any requirement set forth in any Super Priority Loan Document, and either the Borrower or the Required Super Priority Lenders shall so request, the Super Priority Agent, the Super Priority Lenders and the Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Super Priority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Super Priority Agent and the Super Priority Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting 19 502181848 v5 1205867.00001 forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. 1.4 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.5 Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.6 [Reserved]. 1.7 Currency Equivalents Generally. Any amount specified in this Agreement (other than in Articles II, IX and X) or any of the other Super Priority Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount thereof in the applicable currency to be determined by the Super Priority Agent at such time on the basis of the Spot Rate (as defined below) for the purchase of such currency with Dollars. For purposes of this Section 1.7, the “Spot Rate” for a currency means the rate determined by the Super Priority Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date of such determination; provided that the Super Priority Agent may obtain such spot rate from another financial institution designated by the Super Priority Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency. 1.8 [Reserved]. 1.9 Projections. The Secured Parties hereby acknowledge and agree that references to projections in the Super Priority Loan Documents are subject to the following terms: projections as to future events (a) are not to be viewed as facts and the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and such differences may be material and (b) are not a guarantee of performance. The Loan Parties agree that all projections supplied to the Secured Parties shall represent Parent’s best good faith estimate of future financial performance and are based on assumptions believed by Parent to be fair and reasonable in light of current market conditions at the time such projections are supplied. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.1 Credit Extension; Commitments. 20 502181848 v5 1205867.00001

(a) Subject to the terms and conditions set forth herein, each Super Priority Lender severally agrees to make a single loan to the Borrower on the Closing Date (the “Loans”), in each case in an amount equal to such Super Priority Lender’s Commitment. The proceeds of such Loans shall be applied as follows: (i) First, to the payment of any fees due and payable to the Super Priority Agent and the Super Priority Lenders pursuant to the terms of the Fee Letter and any documented fees and expenses of the Super Priority Agent, its counsel, and its counsel’s financial advisors (in each case, to the extent due and payable), in each case to the extent the Borrower has Cash Availability below the Cash Availability Threshold (or if the payment of such fees and expenses would cause Cash Availability to drop below the Cash Availability Threshold) on the Closing Date to pay such fees and expenses (as determined by the Super Priority Agent in its sole discretion); (ii) Second, to fund the Interest Account with the amount of interest that will be due and payable on the Loans through July 31, 2019; (iii) Third, to fund the Legal Retainer Account and Financial Consultant Retainer Account, each with $150,000; and (iv) Last, the balance, if any, to fund the Agent Controlled Account. (b) Amounts borrowed under this Section 2.1 and repaid or prepaid may not be reborrowed. (c) Notwithstanding anything to the contrary in this Agreement, any Super Priority Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Super Priority Agent, and such Super Priority Lender. 2.2 Disbursements of Loan Proceeds from the Agent Controlled Account; Repayments to the Agent Controlled Account. (a) In the event any Weekly Budget delivered by the Borrower to the Super Priority Agent forecasts that the Loan Parties’ Cash Availability will be less than the Cash Availability Threshold as of the Friday of the week immediately following the date such Weekly Budget was delivered (each such Friday, the “Applicable Date”) after giving effect to cash receipts and cash payments forecasted through such Applicable Date, then the Borrower may submit no later than 3:00 p.m. (Central Time) on the Thursday of the week that such Weekly Budget is delivered to the Super Priority Agent, an irrevocable written notice to the Super Priority Agent (a “Disbursement Request”) which shall specify: (i) the aggregate Cash Availability as of the date of such Disbursement Request (along with a listing of the amounts of cash and Cash Equivalents held in each of the Loan Parties’ deposit or other accounts (other than 21 502181848 v5 1205867.00001 any Cash Availability Excluded Amounts) as of the date of such Disbursement Request); (ii) the amount of the requested Disbursement (which shall be an amount equal to or less than the amount necessary to cause the Loan Parties’ projected Cash Availability as of the Applicable Date, after giving effect to such Disbursement and cash receipts and cash payments forecasted through such Applicable Date, to equal the Cash Availability Threshold), rounded up to the nearest $100.00 increment; (iii) the requested day for the Disbursement (which shall be a Business Day no earlier than two (2) Business Days after the date such Disbursement Request is submitted to the Super Priority Agent); (iv) the corresponding week within the Weekly Budget to which such Disbursement Request relates; and (v) the Loan Parties’ forecasted total cash sources, total cash uses, net cash flow and ending cash flow balance as of the Applicable Date. (b) Upon: (i) the Super Priority Agent’s receipt of a Disbursement Request that the Super Priority Agent determines meets the requirements of clause (a) above; and (ii) the Super Priority Agent's determination that (x) the Loan Parties’ cash disbursements for such subsequent week set forth in the applicable Weekly Budget are consistent with the Approved Budget (subject to up to a 10% variance from the Approved Budget) or (y) to the extent the preceding clause (x) is not applicable, that the Loan Parties’ projected cash disbursements for the subsequent week are necessary to preserve the value of the Core Assets of the Loan Parties, then the Super Priority Agent shall within two (2) Business Days of receiving such Disbursement Request (solely to the extent sufficient funds are then on deposit in the Agent Controlled Account and are available for disbursement) internally transfer the amount of such requested Disbursement (less the amount of any projected cash disbursements that the Super Priority Agent determines do not satisfy clauses (x) or (y) above) from the Agent Controlled Account to Borrower's Operating Account. (c) To the extent the Super Priority Agent objects to any Disbursement (or any portion thereof) requested pursuant to Section 2.2(a) above, the Super Priority Agent shall notify the Borrower of such objection and the reason therefor within two (2) Business Days (or a shorter period if exigent circumstances require such shorter period) after the receipt of the relevant Disbursement Request. (d) In the event the Borrower determines that there is an emergency cash shortfall that requires a Disbursement on an expedited basis outside of the process 22 502181848 v5 1205867.00001 described in clauses (a) through (c) above, the Borrower may submit an irrevocable written notice to the Super Priority Agent (an “Emergency Disbursement Request”) which shall: (i) describe the nature of the emergency cash shortfall and the negative impact it will have on the value of Core Assets; (ii) specify the Cash Availability as of the date of such Emergency Disbursement Request (along with a listing of the amounts of cash and Cash Equivalents held in each of the Loan Parties’ deposit or other accounts (other than Cash Availability Excluded Amounts) as of the date of such Emergency Disbursement Request); (iii) specify the amount of the requested Disbursement needed to address the applicable cash shortfall emergency; (iv) specify the requested day for the Disbursement; (v) specify the corresponding week within the Weekly Budget to which such Emergency Disbursement Request relates; and (vi) specify the Loan Parties’ forecasted total cash sources, total cash uses, net cash flow and ending cash flow balance as of the requested date for such Disbursement. Upon the Super Priority Agent (1) receiving an Emergency Disbursement Request and such other information as the Super Priority Agent may request (in its sole discretion) from the Loan Parties and (2) determining, in its sole discretion, that the requested Disbursement is necessary to preserve the value of the Core Assets, the Super Priority Agent may, in its sole discretion (to the extent sufficient funds are then on deposit in the Agent Controlled Account and are available for disbursement), internally transfer the amount of such requested Disbursement (or such lesser amount as the Super Priority Agent determines is appropriate in its sole discretion) from the Agent Controlled Account to Borrower's Operating Account. (e) In the event any Weekly Budget submitted by the Borrower to the Super Priority Agent forecasts that the Loan Parties’ Cash Availability will be greater than the Cash Availability Maximum Amount as of the Applicable Date of the immediately subsequent week (after giving effect to cash receipts and cash payments forecasted through such Applicable Date), then the Borrower shall: (i) no later than 3:00 p.m. (Central Time) on the Thursday of the week such Weekly Budget is delivered to the Super Priority Agent, deliver to the Super Priority Agent an irrevocable written notice (a “Repayment Notice”) which shall specify: (A) the aggregate Cash Availability as of the date of such Repayment Notice (along with a listing of the amounts of cash and Cash 23 502181848 v5 1205867.00001

Equivalents held in each of the Loan Parties’ deposit or other accounts (other than Cash Availability Excluded Amounts) as of the date of such Repayment Notice); (B) a repayment amount (the “Repayment Amount”) equal to the least of (x) the amount necessary to cause the Loan Parties’ projected Cash Availability as of the Applicable Date to equal the Cash Availability Maximum Amount, (y) the aggregate amount previously transferred from the Agent Controlled Account to the Operating Account (and not previously returned pursuant to this Section 2.2(e)) and (z) the amount necessary to cause the aggregate amounts held in the Agent Controlled Account, Interest Account, Financial Consultant Retainer Account and Legal Retainer Account to equal $7,750,000; (C) the date such repayment will be made (which shall be a Business Day no later than two (2) Business Days after the date such Repayment Notice is submitted to the Super Priority Agent) (the “Repayment Date”); (D) the corresponding week within the Weekly Budget to which such repayment relates; and (E) the Loan Parties’ forecasted total cash sources, total cash uses, net cash flow and ending cash flow balance as of the Applicable Date; and (ii) cause the Repayment Amount to be transferred from the Borrower’s Operating Account to the Agent Controlled Account on the applicable Repayment Date; For the avoidance of doubt, any amount transferred from the Borrower’s Operating Account to the Agent Controlled Account pursuant to this Section 2.2(e) shall not be deemed to be a repayment of the Loans, and interest shall continue to accrue on such amounts pursuant to Section 2.8. (f) Notwithstanding the foregoing, aggregate Disbursements (minus any repayments made in accordance with clause (e) above) shall not exceed (i) prior to May 31, 2019, $4,000,000 and (ii) prior to June 15, 2019, $6,500,000. 2.3 [Reserved]. 2.4 [Reserved]. 2.5 Prepayments. (a) Optional Prepayment of the Loans. The Borrower may, upon notice to the Super Priority Agent, at any time or from time to time voluntarily prepay the Loans in whole or in part without premium or penalty (other than the Refinancing Fee to the extent 24 502181848 v5 1205867.00001 applicable); provided that (i) such notice must be in a form acceptable to the Super Priority Agent and be received by the Super Priority Agent not later than 11:00 a.m. one (1) Business Day prior to any date of prepayment, and (ii) any prepayment shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding or the entire amount on deposit in the Agent Controlled Account, Interest Account and Operating Account, as applicable. Each such notice shall specify the date and amount of such prepayment. The Super Priority Agent will promptly notify each Super Priority Lender of its receipt of each such notice, and of the amount of such Super Priority Lender’s ratable portion of such prepayment (based on such Super Priority Lender’s Applicable Percentage). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein (including, in the case of full repayment of Loans, by use of amounts on deposit in the Agent Controlled Account, Interest Account and Operating Account). Any prepayment shall be accompanied by all accrued interest on the amount prepaid, together with any Refinancing Fee to the extent then due and payable. Each prepayment pursuant to this Section 2.5(a) shall be paid to the Super Priority Lenders in accordance with their respective Applicable Percentages. (b) Mandatory. (i) [Reserved]. (ii) Dispositions. If any Loan Party or any Subsidiary thereof Disposes of any property (other than any Excluded Permitted Physician Equity Transfer) which results in the realization by such Person of Net Cash Proceeds in excess of $1,000 individually or $5,000 in the aggregate, the Borrower shall make mandatory prepayments in the manner set forth in subsection (vii) below in an amount equal to 100% of such Net Cash Proceeds contemporaneous with the receipt thereof. (iii) Extraordinary Receipts. Upon any Extraordinary Receipt being received by, or paid to or for the account of, any Loan Party or any Subsidiary thereof (to the extent not otherwise included in Sections 2.5(b)(ii) or (iv)), the Borrower shall make mandatory prepayments in the manner set forth in subsection (vii) below in an amount equal to 100% of all Net Cash Proceeds contemporaneously with the receipt thereof. (iv) Issuance of Indebtedness. Upon the incurrence or issuance by any Loan Party or any Subsidiary thereof of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.2), the Borrower shall make mandatory prepayments in the manner set forth in subsection (vii) below in an amount equal to 100% of all Net Cash Proceeds received therefrom contemporaneously with receipt thereof by such Person; provided that the making of such prepayment shall not cure or waive any Event of Default that might otherwise result from the incurrence or issuance of any such Indebtedness. 25 502181848 v5 1205867.00001

(v) [Reserved]. (vi) [Reserved]. (vii) Application of Mandatory Prepayments. Each prepayment made pursuant to the foregoing provisions of this Section 2.5(b) shall be applied as follows: (1) First, to the payment of any fees due and payable to the Super Priority Agent and the Super Priority Lenders pursuant to the terms of the Fee Letter and any documented fees and expenses of the Super Priority Agent (to the extent due and payable), its counsel, its counsel’s financial advisors to the extent the Borrower has insufficient Cash Availability (in excess of the Cash Availability Threshold) to pay such amounts on the date of such prepayment (subject to the approval in writing by the Super Priority Agent in its sole discretion); (2) Second, to fund the Agent Controlled Account until the total amount on deposit and available for disbursement in such Agent Controlled Account equals $7,750,000; (3) Third, ratably to the outstanding Loans, until the Loans have been paid in full; and (4) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Indebtedness under the Existing Credit Agreement in accordance with the terms thereof and of the Existing Loan Subordination Agreement in respect thereof. (viii) Notwithstanding anything to the contrary contained in Section 2.5(b)(ii), (iii) or (iv), to the extent attributable to a Disposition, Extraordinary Receipt or incurrence or issuance of Indebtedness by a Non-Guarantor Subsidiary that is not wholly-owned (directly or indirectly) by a Loan Party, no prepayment (or a portion thereof) required under Sections 2.5(b)(ii), (iii) or (iv) shall be made if such prepayment (or portion thereof, or any distribution to permit such payment), at the time it is required to be made, is subject to material permissibility restrictions under the Organization Documents in effect prior to the date of this Agreement, or a Contractual Obligation with the minority owner, of such Non- Guarantor Subsidiary in effect prior to the date of this Agreement, provided that the Loan Parties and their Subsidiaries shall make commercially reasonable efforts with respect to such limitations (including using commercially reasonable efforts to obtain the consent of the relevant minority owner) to make such prepayment (or portion thereof) in accordance therewith. Notwithstanding anything in the preceding sentence to the contrary, in the event either (x) the limitations or restrictions described therein cease to apply to any prepayment (or 26 502181848 v5 1205867.00001 portion thereof) required under Section 2.5(b) or (y) the relevant Non-Guarantor Subsidiary makes a Restricted Payment or other distribution or payment to a Loan Party or a Subsidiary that is not subject to such restriction, the Borrower shall make such required prepayment (giving effect to the relevant baskets and reinvestment provisions) in full. (c) Refinancing Fee. In the event (i) the Facility is indefeasibly repaid in cash in full with the proceeds of other Indebtedness without the express written consent of the Super Priority Agent that (A) has priority over the liens securing the Existing Credit Agreement and (B) is not funded by Existing Lenders (or any of them) or (ii) any other Indebtedness is incurred by any Loan Party without the express written consent of the Super Priority Agent that (A) has priority over the Facility or the Indebtedness under the Existing Credit Agreement or (B) is pari passu with the Indebtedness under the Existing Credit Agreement, then the Super Priority Lenders shall be entitled to a refinancing fee in an amount equal to 20% of the Loans made on the Closing Date (the “Refinancing Fee”), which fee shall be immediately due and payable to the Super Priority Agent for the account of the Super Priority Lenders upon the consummation of such financing transaction; provided that notwithstanding the foregoing, no Refinancing Fee shall be due or payable by any Loan Party if, in connection with any such financing transaction, the Obligations and the Indebtedness under the Existing Credit Agreement are indefeasibly repaid in full in cash. 2.6 Termination of Commitments. Any unused portion of the Aggregate Commitments shall be automatically and permanently terminated on the funding of the Loans on the Closing Date. 2.7 Repayment of Loans. The Borrower shall repay to the Super Priority Agent, for the benefit of the Super Priority Lenders, on the Maturity Date the aggregate principal amount of all Loans outstanding on such date (including, if applicable, by application of all amounts on deposit in the Agent Controlled Account and Interest Account). 2.8 Interest. (a) Interest Rate Generally. Subject to the provisions of Section 2.8(b), the Loans shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Applicable Margin. For the avoidance of doubt, interest will accrue on the full amount of the Loans advanced by the Super Priority Lenders on the Closing Date (unless any such Loans are repaid, other than in accordance with Section 2.2(e)). (b) Default Rate. (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. 27 502181848 v5 1205867.00001

(ii) If any amount (other than principal of any Loan) payable by the Borrower under any Super Priority Loan Document is not paid when due whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Super Priority Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Upon the request of the Required Super Priority Lenders, while any Event of Default exists (other than as set forth in the foregoing subsections (i) and (ii)), the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest Payment Dates. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein; provided that, until the balance of the Interest Account is zero, all payments of interest due hereunder shall only be required to be made from the Interest Account in accordance with Section 2.8(d). Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) Payment of Interest from the Interest Account. Interest payable on the Loans on each Interest Payment Date shall be paid as follows (provided that, for the avoidance of doubt, to the extent any interest remains unpaid after giving effect to this clause (d), such interest will remain an Obligation due and payable by the Loan Parties): (i) To the extent that the Interest Account has funds available for disbursement, the Super Priority Agent shall debit the Interest Account on any Interest Payment Date in an amount up to the lesser of (A) the funds in the Interest Account that are then available for disbursement and (B) the interest due and payable on such Interest Payment Date; and (ii) To the extent that any interest due and payable remains unpaid after giving effect to clause (i) above, the Super Priority Agent is authorized to debit the Agent Controlled Account on any Interest Payment Date to pay such unpaid interest; and in each case of clauses (i) and (ii) above, apply such amount to pay interest due on the Loans on such Interest Payment Date. (e) Maximum Rate. Notwithstanding anything to the contrary contained in any Super Priority Loan Document, the interest paid or agreed to be paid under the Super Priority Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Super Priority Agent or any Super Priority Lender shall receive interest in an amount that exceeds the Maximum 28 502181848 v5 1205867.00001

Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Super Priority Agent or a Super Priority Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 2.9 Fees. The Borrower shall pay to the Super Priority Agent, for its own respective account and for the account of the Super Priority Lenders, as applicable, fees in the amounts and at the times specified in the Fee Letter. All of the foregoing fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees. All computations of interest for Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Super Priority Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. The Credit Extensions made by each Super Priority Lender shall be evidenced by one or more accounts or records maintained by such Super Priority Lender and by the Super Priority Agent in the Ordinary Course of Business. The accounts or records maintained by the Super Priority Agent and each Super Priority Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Super Priority Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Super Priority Lender and the accounts and records of the Super Priority Agent in respect of such matters, the accounts and records of the Super Priority Agent shall control in the absence of manifest error. Upon the request of any Super Priority Lender made through the Super Priority Agent, the Borrower shall execute and deliver to such Super Priority Lender (through the Super Priority Agent) a Note, which shall evidence such Super Priority Lender’s Loans in addition to such accounts or records. Each Super Priority Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. 2.12 Payments Generally; Super Priority Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower 29 502181848 v5 1205867.00001 hereunder shall be made to the Super Priority Agent, for the account of the respective Super Priority Lenders to which such payment is owed, at the Super Priority Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Super Priority Agent will promptly distribute to each Super Priority Lender its Applicable Percentage in respect of the Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Super Priority Lender’s Lending Office. All payments received by the Super Priority Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (i) Funding by Super Priority Lenders. If a Super Priority Lender pays its share of the Credit Extension to the Super Priority Agent, then the amount so paid shall constitute such Super Priority Lender’s Loan included in such Credit Extension. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Super Priority Lender that shall have failed to make such payment to the Super Priority Agent. (ii) Payments by Borrower; Presumptions by Super Priority Agent. Unless the Super Priority Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Super Priority Agent for the account of the Super Priority Lenders hereunder that the Borrower will not make such payment, the Super Priority Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Super Priority Lenders, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Super Priority Lenders, severally agrees to repay to the Super Priority Agent forthwith on demand the amount so distributed to such Super Priority Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Super Priority Agent, at the greater of the Federal Funds Rate and a rate determined by the Super Priority Agent in accordance with banking industry rules on interbank compensation. A notice of the Super Priority Agent to any Super Priority Lender or the Borrower with respect to any amount owing under this subsection (a) shall be conclusive, absent manifest error. (b) Failure to Satisfy Conditions Precedent. If any Super Priority Lender makes available to the Super Priority Agent funds for any Loan to be made by such Super Priority Lender as provided in the foregoing provisions of this Article II (so long as such funds have not been deposited into the Agent Controlled Account, Interest Account or Operating Account (or otherwise used or made available to the Loan Parties)), and the Super Priority Agent subsequently determines that the conditions to the Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the 30 502181848 v5 1205867.00001

Super Priority Agent shall return such funds (in like funds as received from such Super Priority Lender) to such Super Priority Lender, without interest. (c) Obligations of Super Priority Lenders Several. The obligations of the Super Priority Lenders hereunder to make Loans and to make payments pursuant to Section 10.4(c) are several and not joint or joint and several. The failure of any Super Priority Lender to make any Loan, to fund any such participation or to make any payment under Section 10.4(c) on any date required hereunder shall not relieve any other Super Priority Lender of its corresponding obligation to do so on such date, and no Super Priority Lender shall be responsible for the failure of any other Super Priority Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.4(c). 2.13 Sharing of Payments by Super Priority Lenders. If any Super Priority Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Super Priority Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 3.1, 3.4, or 10.4) greater than its pro rata share thereof as provided herein, then the Super Priority Lender receiving such greater proportion shall (a) notify the Super Priority Agent of such fact and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Super Priority Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Super Priority Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Super Priority Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to a Loan Party or any of its Subsidiaries or Affiliates, as to which the provisions of this Section shall apply. Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Super Priority Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Super Priority Lender were a direct creditor of such Loan Party in the amount of such participation. 31 502181848 v5 1205867.00001

2.14 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Super Priority Lender becomes a Defaulting Lender, then, until such time as that Super Priority Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.1 and in the definition of “Required Super Priority Lenders”. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Super Priority Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Super Priority Agent from a Defaulting Lender pursuant to Section 10.8 shall be applied at such time or times as may be determined by the Super Priority Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Super Priority Agent hereunder; second, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Super Priority Agent; third, if so determined by the Super Priority Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Super Priority Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Super Priority Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Super Priority Lenders pro rata in accordance with the Commitments on the Closing Date. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Super Priority Lender irrevocably consents hereto. 32 502181848 v5 1205867.00001

(b) Defaulting Lender Cure. If the Borrower and the Super Priority Agent agree in writing that a Super Priority Lender is no longer a Defaulting Lender, the Super Priority Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Super Priority Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Super Priority Lenders or take such other actions as the Super Priority Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Super Priority Lenders in accordance with their Applicable Percentages, whereupon such Super Priority Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Super Priority Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Super Priority Lender will constitute a waiver or release of any claim of any party hereunder arising from that Super Priority Lender’s having been a Defaulting Lender. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.1 Taxes. (a) Defined Terms. For purposes of this Section 3.1, the term “applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Super Priority Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.1) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Super Priority Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on 33 502181848 v5 1205867.00001 or attributable to amounts payable under this Section 3.1) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Super Priority Lender (with a copy to the Super Priority Agent), or by the Super Priority Agent on its own behalf or on behalf of a Super Priority Lender, shall be conclusive absent manifest error. (e) Indemnification by the Super Priority Lenders. Each Super Priority Lender shall severally indemnify the Super Priority Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Super Priority Lender (but only to the extent that a Loan Party has not already indemnified the Super Priority Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Super Priority Lender’s failure to comply with the provisions of Section 10.6(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Super Priority Lender, in each case, that are payable or paid by the Super Priority Agent in connection with any Super Priority Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Super Priority Lender by the Super Priority Agent shall be conclusive absent manifest error. Each Super Priority Lender hereby authorizes the Super Priority Agent to set off and apply any and all amounts at any time owing to such Super Priority Lender under any Super Priority Loan Document or otherwise payable by the Super Priority Agent to the Super Priority Lender from any other source against any amount due to the Super Priority Agent under this subsection (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.1, such Loan Party shall deliver to the Super Priority Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Super Priority Agent. (g) Status of Super Priority Lenders; Tax Documentation. (i) Any Super Priority Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Super Priority Loan Document shall deliver to the Borrower and the Super Priority Agent, at the time or times reasonably requested by the Borrower or the Super Priority Agent, such properly completed and executed documentation prescribed by applicable Law or reasonably requested by the Borrower or the Super Priority Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Super Priority Lender, if reasonably requested by the Borrower or the Super Priority Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the 34 502181848 v5 1205867.00001

Borrower or the Super Priority Agent as will enable the Borrower or the Super Priority Agent to determine whether or not such Super Priority Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 3.1(g)(ii)(A), (g)(ii)(B) and (g)(ii)(D) below) shall not be required if in the Super Priority Lender’s reasonable judgment such completion, execution or submission would subject such Super Priority Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Super Priority Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Super Priority Lender that is a U.S. Person shall deliver to the Borrower and the Super Priority Agent on or prior to the date on which such Super Priority Lender becomes a Super Priority Lender under this Agreement (and from time to time thereafter as prescribed by applicable Law or upon the reasonable request of the Borrower or the Super Priority Agent), executed copies of IRS Form W-9 certifying that such Super Priority Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Super Priority Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Super Priority Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Super Priority Lender becomes a Super Priority Lender under this Agreement (and from time to time thereafter as prescribed by applicable Law or upon the reasonable request of the Borrower or the Super Priority Agent), whichever of the following is applicable: (1) in the case of a Foreign Super Priority Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Super Priority Loan Document, executed copies of IRS Form W- 8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Super Priority Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; 35 502181848 v5 1205867.00001

(3) in the case of a Foreign Super Priority Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Super Priority Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (4) to the extent a Foreign Super Priority Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W- 8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Super Priority Lender is a partnership and one or more direct or indirect partners of such Foreign Super Priority Lender are claiming the portfolio interest exemption, such Foreign Super Priority Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner; (C) any Foreign Super Priority Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Super Priority Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Super Priority Lender becomes a Super Priority Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Super Priority Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Super Priority Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Super Priority Lender under any Super Priority Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Super Priority Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Super Priority Lender shall deliver to the Borrower and the Super Priority Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Super Priority Agent such documentation prescribed by applicable Law 36 502181848 v5 1205867.00001

(including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Super Priority Agent as may be necessary for the Borrower and the Super Priority Agent to comply with their obligations under FATCA and to determine that such Super Priority Lender has complied with such Super Priority Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Super Priority Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Super Priority Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.1 (including by the payment of additional amounts pursuant to this Section 3.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection (h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 3.1 shall survive the resignation or replacement of the Super Priority Agent or any assignment of rights by, or the replacement of, a Super Priority Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.2 [Reserved]. 3.3 [Reserved]. 37 502181848 v5 1205867.00001

3.4 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Super Priority Lender (except any reserve requirement contemplated by Section 3.4(e)); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Super Priority Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Super Priority Lender; and the result of any of the foregoing shall be to increase the cost to such Super Priority Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Super Priority Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Super Priority Lender or such other Recipient, the Borrower will pay to such Super Priority Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Super Priority Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Super Priority Lender determines that any Change in Law affecting such Super Priority Lender or any Lending Office of such Super Priority Lender or such Super Priority Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Super Priority Lender’s capital or on the capital of such Super Priority Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Super Priority Lender or the Loans made by such Super Priority Lender to a level below that which such Super Priority Lender or such Super Priority Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Super Priority Lender’s policies and the policies of such Super Priority Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Super Priority Lender, as the case may be, such additional amount or amounts as will compensate such Super Priority Lender or such Super Priority Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Super Priority Lender setting forth the amount or amounts necessary to compensate such Super Priority Lender 38 502181848 v5 1205867.00001 or its holding company, as the case may be, as specified in subsections (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Super Priority Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Super Priority Lender to demand compensation pursuant to the foregoing provisions of this Section 3.4 shall not constitute a waiver of such Super Priority Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Super Priority Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Super Priority Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Super Priority Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.5 [Reserved]. 3.6 Mitigation Obligations; Replacement of Super Priority Lenders. (a) Designation of a Different Lending Office. If any Super Priority Lender requests compensation under Section 3.4, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Super Priority Lender or any Governmental Authority for the account of any Super Priority Lender pursuant to Section 3.1, then such Super Priority Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Super Priority Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.1 or 3.4, as the case may be, in the future and (ii) in each case, would not subject such Super Priority Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Super Priority Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Super Priority Lender in connection with any such designation or assignment. (b) If any Super Priority Lender requests compensation under Section 3.4, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Super Priority Lender or any Governmental Authority for the account of any Super Priority Lender pursuant to Section 3.1, and in each case, such Super Priority Lender has declined or is unable to designate a different lending office in accordance with Section 3.6(a), or if any Super Priority Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Super Priority Lender and the Super Priority Agent, require such Super Priority Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.6), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.1 and 3.4) and obligations under this 39 502181848 v5 1205867.00001

Agreement and the related Super Priority Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Super Priority Lender, if a Super Priority Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Super Priority Agent the assignment fee (if any) specified in Section 10.6(b)(iv); (ii) such Super Priority Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Super Priority Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.4 or payments required to be made pursuant to Section 3.1, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable Law; and (v) in the case of an assignment resulting from a Super Priority Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Super Priority Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Super Priority Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 3.7 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Commitments, repayment of all other Obligations hereunder, and resignation of the Super Priority Agent. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.1 Conditions of Initial Credit Extensions. The effectiveness of this Agreement and the obligation of each Super Priority Lender to make its Loan hereunder are subject to the satisfaction of the following conditions precedent: (a) Documentation. The Super Priority Agent shall have received, in form and substance reasonably satisfactory to the Super Priority Agent and each Super Priority Lender, each of the following, duly executed and acknowledged where appropriate by all parties thereto: (i) this Agreement, a Note in favor of each Super Priority Lender requesting a Note, the Guaranty and Security Agreement, the Pledge Agreement, 40 502181848 v5 1205867.00001

a Loan Notice, and all other Super Priority Loan Documents required by Super Priority Agent and Super Priority Lenders; (ii) an amendment of the Existing Credit Agreement and a reaffirmation and omnibus amendment of certain of the Loan Documents (as defined in the Existing Credit Agreement); (iii) a Subordination Agreement in respect of the Indebtedness evidenced by the Existing Credit Agreement (the “Existing Loan Subordination Agreement”); (iv) a certificate from the Chief Restructuring Officer of Parent and Borrower certifying (A) that the representations and warranties of each Loan Party contained in Article V and of each Loan Party contained in each other Super Priority Loan Document are true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the Closing Date, (B) that no Default exists as of the Closing Date (other than ongoing defaults and events of defaults under the Existing Credit Agreement to the extent such defaults constitute a Default or Event of Default), and no Default shall occur on the Closing Date as a result of making any Credit Extension on the Closing Date or from the application of the proceeds thereof and (C) that there has been no event or circumstance since May 15, 2019 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; (v) a certificate of the Chief Restructuring Officer of Parent and Borrower (on behalf of each Loan Party) certifying that (A) attached thereto are true, correct and complete copies of all consents, licenses and approvals required in connection with the consummation by such Loan Party of the transactions contemplated hereby and the execution, delivery and performance by such Loan Party, and the validity against such Loan Party, of the Super Priority Loan Documents to which it is a party, and that such consents, licenses and approvals are in full force and effect, (B) such consent, license or approval is subject to the post-closing requirements of Section 6.20 or (C) no such consents, licenses or approvals are so required; (vi) a certificate of a Senior Officer of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Super Priority Loan Documents to which it is a party and certifying that attached thereto are true, correct and complete copies of (A) the Organization Documents of such Loan Party (which, in the case of the articles or certificate of incorporation or formation (or equivalent), shall be certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable), (B) resolutions duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated 41 502181848 v5 1205867.00001 hereunder and the execution, delivery and performance of this Agreement and the other Super Priority Loan Documents to which it is a party and (C) certificates as of a recent date of the good standing of such Loan Party under the Laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Super Priority Agent, each other jurisdiction where such Loan Party is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Loan Party has filed required tax returns and owes no delinquent taxes; and (vii) favorable opinions of counsel to the Loan Parties addressed to the Super Priority Agent and the Super Priority Lenders with respect to the Loan Parties, the Super Priority Loan Documents and such other matters as the Super Priority Agent shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Super Priority Agent and the Super Priority Lenders). (b) Personal Property Collateral Matters. Subject to Section 6.20, the Super Priority Agent shall have received, in form and substance satisfactory to the Super Priority Agent, each of the following: (i) all filings and recordations that are necessary to perfect the security interests of the Super Priority Agent, on behalf of the Secured Parties, in the personal property Collateral and evidence reasonably satisfactory to the Super Priority Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens); (ii) (A) original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Pledge Agreement, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) subject to Section 6.20(a), each original promissory note pledged pursuant to the Guaranty and Security Agreement, together with an undated allonge for each such promissory note duly executed in blank by the holder thereof; provided that to the extent any items under this clause (ii) have been delivered to the Existing Administrative Agent such items shall be deemed to be delivered hereunder; (iii) such deposit account control agreements and such securities account control agreements required or requested to be delivered to the Super Priority Agent on the Closing Date pursuant to the terms of Guaranty and Security Agreement (other than for any Excluded Account and any account subject to a control agreement in favor of the Existing Administrative Agent), in each case duly executed by the appropriate parties; (iv) the results of lien searches (including as to UCC filings, Intellectual Property filings, judgments, pending litigation, bankruptcy and tax 42 502181848 v5 1205867.00001 matters) made against each Loan Party, indicating among other things that the assets of each Loan Party shall be free and clear of any Lien (except for Permitted Liens); and (v) evidence that all insurance required to be maintained pursuant to the Super Priority Loan Documents has been obtained and is in effect, together with the certificates of insurance and (subject to Section 6.20(d)) endorsements to policies, naming the Super Priority Agent, on behalf of the Secured Parties, as an additional insured or lender loss payee and mortgagee, as the case may be, under all insurance policies (including flood insurance policies sufficient to meet the Flood Requirement Satisfaction with respect to any owned real property, solely to the extent required under applicable Law) maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral. (c) Financial Matters. The Super Priority Agent shall have received (i) an Approved Budget, (ii) the Baseline Financial Statements and (iii) the unaudited consolidated financial statements of Parent and its Subsidiaries, giving effect to all transactions contemplated hereunder, and forecasts prepared by management of Parent, each in form reasonably satisfactory to the Super Priority Lenders, of balance sheets, income statements and cash flow statements, with the forecasts being prepared on a quarterly basis through December 31, 2019. (d) PATRIOT Act, etc. Each Loan Party shall have provided to the Super Priority Agent and the Super Priority Lenders the documentation and other information requested by the Super Priority Agent and the Super Priority Lenders in order to comply with requirements of the PATRIOT Act, applicable “know your customer”, the Beneficial Ownership Regulation, and anti-money laundering rules and regulations. (e) Payment of Fees and Expenses. The Borrower shall have paid, or made arrangements to pay concurrently with the closing on the Closing Date, (i) to the Super Priority Agent and the Super Priority Lenders the fees set forth under the Fee Letter, (ii) all fees, charges and disbursements of counsel to the Super Priority Agent and any financial advisor to the Super Priority Agent (directly to such counsel or financial advisor if requested by the Super Priority Agent) to the extent invoiced one Business Day prior to the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Super Priority Agent) and (iii) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Super Priority Loan Documents. (f) Funding by the Super Priority Lenders. Each of the Super Priority Lenders shall have funded its Loan in an amount equal to such Super Priority Lender’s Commitment in accordance with Section 2.1(a). 43 502181848 v5 1205867.00001

(g) Funding Of Legal Retainer Account and Financial Consultant Retainer Account. The Legal Retainer Account shall be funded with $150,000 and the Financial Consultant Retainer Account shall be funded with $150,000. (h) List of Retainers. The Borrower shall have provided the Super Priority Agent with a list of all retainers in excess of $25,000 paid to professionals for the period of three months prior to the Closing Date, detailing (x) the party that received such retainer, (y) the date such retainer was paid and (z) the amount of such retainer. (i) Collateral Questionnaire. The Loan Parties shall have provided the Super Priority Agent with a Collateral Questionnaire dated as of the Closing Date, executed by each of the Loan Parties and certified by the Chief Restructuring Officer as true and correct in all material respects. (j) Other Deliverables. The Super Priority Agent shall have received any other information and deliverables that the Super Priority Agent shall have requested in writing to the Borrower and Borrower’s counsel as a condition to closing this Agreement, prior to the Closing Date. Without limiting the generality of the provisions of Section 9.3, for purposes of determining compliance with the conditions specified in this Section 4.1, each Super Priority Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Super Priority Lender unless the Super Priority Agent shall have received notice from such Super Priority Lender prior to the proposed Closing Date specifying its objection thereto. 4.2 Conditions to All Credit Extensions . The obligation of each Super Priority Lender to make any Loan hereunder are subject to the satisfaction of the following conditions precedent on the relevant date such Loan is made: (a) Bring-down of Representations and Warranties. The representations and warranties of each Loan Party contained in Article V and of each Loan Party contained in each other Super Priority Loan Document shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the date such Loan is made except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) as of such earlier date. (b) No Default. Other than ongoing defaults and events of defaults under the Existing Credit Agreement to the extent such defaults constitute a Default or an Event of Default, no Default shall exist as of the date such Loan is made and no Default shall occur on such date as a result of making such Loan or from the application of the proceeds thereof. 44 502181848 v5 1205867.00001

The submission by the Borrower of a Loan Notice with respect to the Credit Extension on the Closing Date shall be deemed to be a representation and warranty by the Borrower that the conditions set forth in Sections 4.2(a) and (b) will be satisfied on and as of the relevant date such Loan is made and the making of such Loan shall be deemed to be a representation and warranty by the Borrower that the conditions set forth in Sections 4.2(a) and (b) are satisfied on and as of such date. ARTICLE V REPRESENTATIONS AND WARRANTIES The Loan Parties, jointly and severally, represent and warrant to the Super Priority Agent and the Super Priority Lenders, as of the Closing Date, on the date of each Disbursement Request and (to the extent expressly provided herein or in any other Super Priority Loan Document) thereafter that: 5.1 Existence, Qualification and Power. Section 5.1 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.2 Authorization; No Contravention. Section 5.2 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.3 Governmental Authorization; Other Consents. Section 5.3 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.4 Binding Effect. Section 5.4 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.5 Financial Statements; No Material Adverse Effect. (a) Section 5.5(a) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. (b) Since May 15, 2019, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (c) Section 5.5(c) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. (d) Section 5.5(d) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.6 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any Subsidiary thereof or against any of their respective properties or revenues that (a) purport to affect or pertain to this Agreement, any other Super Priority Loan Document or the consummation of the transactions 45 502181848 v5 1205867.00001 contemplated hereby, (b) except as specifically disclosed in Schedule 5.6 of the Disclosure Schedules (the “Disclosed Litigation”), would reasonably be expected to result in monetary judgment(s) or relief, individually or in the aggregate, in excess of $1,000,000, and there has been no material adverse change in the status of the Disclosed Litigation, nor any material adverse change in the financial effect on any Loan Party or any Subsidiary thereof as a result of such matters or (c) seek an injunction or other equitable relief which would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement, any other Super Priority Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. As of the Closing Date, no Loan Party or any Subsidiary of any Loan Party is the subject of an audit or, to each Loan Party's knowledge, any review or investigation by any Governmental Authority (excluding the IRS and other taxing authorities) concerning the violation or possible violation of any Law the failure to comply with which could reasonably be expected to result in a Material Adverse Effect. 5.7 No Default. Other than ongoing defaults and events of default under the Existing Credit Agreement, neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Super Priority Loan Document. 5.8 Title to Property; Real Property Matters and Permits. Section 5.8 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.9 Environmental Compliance. Section 5.9 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.10 Tax Matters. Except as otherwise set forth in Schedule 5.10 of the Disclosure Schedules each of the Loan Parties and their respective Subsidiaries has timely filed all income and all other material tax returns and reports required to be filed and has timely paid all income and all material state and other Taxes (in each case whether or not shown on a tax return), including in its capacity as a withholding agent, levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP; provided that, Hermann Drive Surgical Hospital, LP is unable to obtain a statement of Franchise Tax Account Status, obtained through the website of the Office of the Comptroller of Public Accounts of Texas showing that Hermann Drive Surgical Hospital, LP’s right to transact business in Texas is “Active”. Except as otherwise set forth in Schedule 5.10 of the Disclosure Schedules, there is no material tax assessment proposed in writing or other written claim against, and no material tax audit (except for the tax years 2013 and 2014) with respect to, any Loan Party or any Subsidiary thereof. 46 502181848 v5 1205867.00001

Neither any Loan Party nor any Subsidiary has participated in a “listed transaction” within the meaning of Treasury Regulation Section l.6011-4(b)(2). 5.11 ERISA Compliance. Section 5.11 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.12 Ownership of Loan Parties and Subsidiaries. Section 5.12 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.13 Investment Company Act; Margin Stock. (a) Section 5.13(a) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. (b) Neither the Borrower nor any Subsidiary is engaged principally or as one of its important activities in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Federal Reserve Board) or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Disbursement, not more than 25% of the value of the assets (either of the Borrower only or of Parent and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.1 or Section 7.5 or subject to any restriction contained in any agreement or instrument between the Borrower and any Super Priority Lender or any Affiliate of any Super Priority Lender relating to Indebtedness and within the scope of Section 8.1(e) will be margin stock. 5.14 Disclosure. Section 5.14 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.15 Compliance with Laws. Section 5.15 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.16 Intellectual Property Matters. Section 5.16 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.17 [Reserved]. 5.18 Casualty, Etc. Section 5.18 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.19 Anti-Corruption Laws and Sanctions. Section 5.19 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.20 Labor Matters. Section 5.20 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.21 Healthcare Matters. Section 5.21 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 47 502181848 v5 1205867.00001

5.22 Regulated Entities. Section 5.22 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.23 Deposit Accounts and Other Accounts. Section 5.23 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.24 Bonding. Section 5.24 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.25 Status of Parent and Holdings. (a) Parent does not engage in any business activities and does not own any Collateral other than (i) ownership of the Equity Interests of Holdings and other de minimis assets (including Intellectual Property) associated with its ownership of Holdings, in each case pledged to the Secured Parties under a Collateral Document and pledged to secure the Indebtedness under the Existing Credit Agreement, (ii) activities and contractual rights incidental to maintenance of its corporate existence, (iii) performance of its obligations under the Super Priority Loan Documents to which it is a party and the Loan Documents (as defined in the Existing Credit Agreement) to which it is a party, (iv) as a tenant under the lease for real property located at 5920 Forest Park Drive, Suite 700, Dallas, Texas 75235, (v) as a tenant under the lease for real property located at 4120 Southwest Freeway, Houston, Texas 77027, (vi) as a party to employment contracts of employees of Parent or the Borrower, (vii) as a party to customary documents in connection with any permitted issuance of Equity Interests or Indebtedness, (viii) as a party to joint venture master agreements with respect to joint ventures in place on the Closing Date (but with respect to which Parent owns no Equity Interests and has no material obligations or liabilities), (ix) Contingent Obligations incurred in the Ordinary Course of Business with respect to operating leases, (x) customary engagements of investment banks, legal counsel, and other service providers, (xi) as party to customary insurance contracts, and (xii) customary contractual obligations and indemnities provided in connection with Acquisitions and other Investments permitted under this Agreement. (b) Holdings does not engage in any business activities and does not own any Collateral other than (i) ownership of the Equity Interests of Borrower and other de minimis assets (including Intellectual Property) associated with its ownership of Borrower, in each case pledged to the Secured Parties under a Collateral Document, (ii) activities and contractual rights incidental to maintenance of its corporate existence, (iii) performance of its obligations under the Super Priority Loan Documents to which it is a party and the Loan Documents (as defined in the Existing Credit Agreement) to which it is a party, (iv) as a party to employment contracts of employees of Holdings or the Borrower, (v) Contingent Obligations incurred in the Ordinary Course of Business with respect to operating leases, (vi) customary engagements of investment banks, legal counsel, and other service providers, (vii) as party to customary insurance contracts, and (viii) customary contractual obligations and indemnities provided in connection with Acquisitions and other Investments permitted under this Agreement. 48 502181848 v5 1205867.00001

5.26 Brokers’ Fees; Transaction Fees. Except as disclosed on Schedule 5.26 of the Disclosure Schedules, except for fees payable to the Existing Administrative Agent and Existing Lenders, and except the fees payable to the Super Priority Agent and the Super Priority Lenders, none of the Loan Parties or any of their respective Subsidiaries has any obligation to any Person as of the Closing Date in respect of any finder’s, broker’s or investment banker’s fee in connection with the transactions contemplated hereby. 5.27 Use of Proceeds. Section 5.27 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.28 Swap Contracts. Section 5.28 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 5.29 Beneficial Ownership Certification. As of the Closing Date, the information included in the Beneficial Ownership Certifications for each Loan Party is true and correct in all respects. ARTICLE VI AFFIRMATIVE COVENANTS At all times from and after the Closing Date and prior to the Termination Date each Loan Party shall, and shall (except in the case of the covenants set forth in Sections 6.1, 6.2, 6.3 and 6.11) cause each Subsidiary to: 6.1 Financial Statements. Deliver to the Super Priority Agent: (a) as soon as available after the end of each fiscal year, a consolidated balance sheet of Parent and each of its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant, which report and opinion shall be prepared in accordance with generally accepted auditing standards and certified by the chief executive officer, chief financial officer, chief accounting officer, treasurer or controller of Parent to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Parent; (b) as soon as practicable and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year, an unaudited consolidated balance sheet of (i) Parent and each its Subsidiaries as at the end of such fiscal quarter and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, (subject only to normal year-end audit adjustments and the absence of footnotes), such consolidated 49 502181848 v5 1205867.00001 statements to be certified by the chief executive officer, chief financial officer, chief accounting officer, treasurer or controller of Parent as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, and to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Parent and its Subsidiaries; (c) Section 6.1(c) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (d) [Reserved]; and (e) Section 6.1(e) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. As to any information contained in materials furnished pursuant to Section 6.2(f), the Borrower shall not be separately required to furnish such information under Sections 6.1(a) or (b) or Section 6.2(a), but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.1(a) and (b) or Section 6.2(a) at the times specified therein. 6.2 Certificates; Other Information. Deliver to the Super Priority Agent by electronic transmission which shall forward to each Super Priority Lender, in form and detail reasonably satisfactory to the Super Priority Agent: (a) concurrently with the delivery of the financial statements referred to in Sections 6.1(a) and (b), a copy of management’s discussion and analysis with respect to such financial statements; (b) on each Determination Date a certificate in substantially the form of Exhibit C (the “Super Priority Compliance Certificate”) attaching (i) reports to the Super Priority Agent evidencing compliance with the financial covenants contained in Section 7.11 and (ii) a comparison of the actual results of the Loan Parties during the most recent Measurement Period against each line item in the most recent Approved Budget, in each case certified by the chief financial officer and Chief Restructuring Officer of the Borrower as true, correct and complete in all material respects; (c) Section 6.2(c) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (d) promptly after the furnishing thereof, a copy of any statement or report relating to an “event of default” furnished to or by any holder of Indebtedness of any Loan Party or any Subsidiary thereof in excess of $1,000,000 pursuant to the terms of any indenture, loan or credit or similar agreement, other than the Existing Credit Agreement; and 50 502181848 v5 1205867.00001

(e) Sections 6.2(e) through 6.2(k) of the Existing Credit Agreement are hereby incorporated herein by reference mutatis mutandis. Documents required to be delivered pursuant to Section 6.1 or Section 6.2 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Parent posts such documents, or provides a link thereto on Parent’s website located at http://investors.nobilishealth.com/investors/overview/default.aspx or (ii) on which such documents are posted on Parent’s behalf on an Internet or intranet website, if any, to which each Super Priority Lender and the Super Priority Agent have access (whether a commercial, third-party website or whether sponsored by the Super Priority Agent); provided that (x) the Borrower shall deliver paper copies of such documents to the Super Priority Agent or any Super Priority Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Super Priority Agent or such Super Priority Lender and (ii) the Borrower shall notify the Super Priority Agent and each Super Priority Lender (by facsimile or e-mail) of the posting of any such documents and provide to the Super Priority Agent by e-mail electronic versions (i.e., soft copies) of such documents. The Super Priority Agent shall have no obligation to request the delivery of, or to maintain paper copies of, the documents referred to above and, in any event, shall have no responsibility to monitor compliance by the Borrower with any such request by a Super Priority Lender for delivery, and each Super Priority Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. 6.3 Notices. Section 6.3 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. Each notice pursuant to this Section 6.3 (other than Sections 6.3(e), (f), (g), (h) or (i)) shall be accompanied by a statement of the Chief Restructuring Officer of the Borrower setting forth the details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.3(a) shall describe with particularity any and all provisions of this Agreement and any other Super Priority Loan Document that have been breached. 6.4 Payment of Taxes and Other Obligations. (a) Pay and discharge as the same shall become due and payable all income and other material Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets (other than Tax liabilities, assessments and governmental charges or levies set forth in Schedule 5.10 of the Disclosure Schedules, unless the same are being contested in good faith by appropriate proceedings diligently conducted (which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any Lien in favor of Secured Parties) and adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP trade practices and (b) timely file all income and other material tax returns required to be filed. 6.5 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction 51 502181848 v5 1205867.00001 of its organization, except in a transaction permitted by the terms of this Agreement (provided that Hermann Drive Surgical Hospital, LP is unable to obtain a statement of Franchise Tax Account Status, obtained through the website of the Office of the Comptroller of Public Accounts of Texas showing that Hermann Drive Surgical Hospital, LP’s right to transact business in Texas is “Active”), (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.6 Maintenance of Property. Section 6.6 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.7 Maintenance of Insurance. Section 6.7 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.8 Compliance with Laws. Section 6.8 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.9 Books and Records. Section 6.9 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.10 Inspection Rights. Permit representatives and independent contractors of the Super Priority Agent and any financial advisor to the Super Priority Agent’s counsel, to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and (unless an Event of Default has occurred and is continuing, so long as a representative of the Loan Parties is present) independent public accountants, all at the expense of the Loan Parties and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the such Loan Party; provided that that such access may not unreasonably interfere with patient care at a Loan Party or a Loan Party’s Subsidiary’s facility or would reasonably result in the violation of patient privacy at a Loan Party or a Loan Party’s Subsidiary’s facility. Any Super Priority Lender may accompany the Super Priority Agent or its representatives or contractors in connection with any inspection at such Super Priority Lender’s expense. 6.11 Use of Proceeds. Use the proceeds of the Loans in accordance with Sections 2.1(a), 2.2, 2.8(d) and 6.44. 6.12 Additional Subsidiaries and Real Property. (a) Additional Domestic Subsidiaries. Promptly following the date any Person (other than an Excluded Subsidiary) becomes a Domestic Subsidiary (whether by creation, acquisition or otherwise) and in any event within five (5) Business Days after such date (as such time period may be extended by the Super Priority Agent in its sole discretion), (i) cause such Person to (A) become a Guarantor by delivering to the Super 52 502181848 v5 1205867.00001

Priority Agent a duly executed joinder to the Guarantee or such other document(s) as the Super Priority Agent shall deem appropriate for such purpose, (B) grant a security interest in all of its tangible and intangible personal property now owned or hereafter acquired (subject to any exceptions specified in the applicable Collateral Document and other exceptions to be agreed at such time) by such Person by delivering to the Super Priority Agent a duly executed joinder to each of the Guaranty and Security Agreement and the Pledge Agreement or such other document(s) as the Super Priority Agent shall deem appropriate for such purpose, (C) deliver to the Super Priority Agent such opinions, documents and certificates referred to in Section 4.1 as may be reasonably requested by the Super Priority Agent and (D) deliver to the Super Priority Agent such other documents as may be reasonably requested by the Super Priority Agent in connection with the foregoing, all in form, content and scope reasonably satisfactory to the Super Priority Agent and (ii) cause each Loan Party owning Equity Interests in such Subsidiary to deliver to the Super Priority Agent (A) a duly executed joinder or supplement to the Pledge Agreement pledging (or evidencing a prior pledge of) 100% of the total Equity Interests owned by a Loan Party in such Subsidiary or such other document(s) as the Super Priority Agent shall reasonably deem appropriate for such purpose, together with all original certificates (or equivalent document) evidencing such Equity Interests (if any) and appropriate undated stock or other transfer powers for each such certificate duly executed in blank by the registered owner thereof, if applicable, (B) such opinions, documents and certificates referred to in Section 4.1 as may be reasonably requested by the Super Priority Agent and (C) such other documents as may be reasonably requested by the Super Priority Agent in connection with the foregoing, all in form, content and scope reasonably satisfactory to the Super Priority Agent. (b) Additional Foreign Subsidiaries. Promptly following the date any Person (other than an Excluded Subsidiary) becomes a First Tier Foreign Subsidiary (whether by creation, acquisition or otherwise) and in any event within five (5) Business Days after such date (as such time period may be extended by the Super Priority Agent in its sole discretion), cause each Loan Party owning Equity Interests in such Subsidiary to deliver to the Super Priority Agent (i) a duly executed joinder or supplement to the Pledge Agreement pledging (or evidencing a prior pledge of) 66% of the total outstanding voting Equity Interests owned by such Loan Party (and 100% of the non-voting Equity Interests owned by such Loan Party) in such Subsidiary or such other document(s) as the Super Priority Agent shall reasonably deem appropriate for such purpose, together with all original certificates (or equivalent document) evidencing such Equity Interests (if any) and appropriate undated stock or other transfer powers for each such certificate duly executed in blank by the registered owner thereof (or such other documents consistent with the practices of any relevant foreign jurisdiction), if applicable, (ii) such opinions, documents and certificates referred to in Section 4.1 as may be reasonably requested by the Super Priority Agent and (iii) such other documents as may be reasonably requested by the Super Priority Agent in connection with the foregoing, all in form, content and scope reasonably satisfactory to the Super Priority Agent. (c) Real Property Collateral. Promptly following the date any real property of any Loan Party becomes Material Real Property (whether by acquisition or otherwise), notify the Super Priority Agent in writing thereof and, if requested by the Super Priority 53 502181848 v5 1205867.00001

Agent in its sole discretion, within five (5) Business Days after such request (as such time period may be extended by the Super Priority Agent in its sole discretion), cause to be delivered to the Super Priority Agent a Mortgage and such Mortgage Support Documents as the Super Priority Agent may request in connection with granting and perfecting a first priority Lien (subject to Permitted Liens) on such Material Real Property in favor of the Super Priority Agent for the benefit of the Secured Parties, securing the Obligations, all in form, content and scope reasonably satisfactory to the Super Priority Agent; provided that (i) the Super Priority Agent shall promptly notify each Super Priority Lender of any Material Real Property, (ii) in no event shall a Mortgage be provided prior to each Super Priority Lender confirming compliance with the Flood Requirement Satisfaction and (iii) at any time there is Material Real Property that is subject to a Mortgage, no MIRE Event shall be consummated prior to each Super Priority Lender confirming compliance with the Flood Requirement Satisfaction; provided further that the Loan Parties shall only be required to use commercially reasonable efforts to cause a landlord to provide a leasehold mortgage, estoppel letters, non-disturbance agreements, similar agreements and Mortgage Support Documents, for leased real property. 6.13 Compliance with Environmental Laws. Section 6.13 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.14 Further Assurances. Section 6.14 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.15 Compliance with Anti-Corruption Laws and Sanctions. Section 6.15 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.16 Compliance with Terms of Leaseholds; Landlord Agreements. To the extent relating to any Core Asset, make all payments and otherwise perform all obligations in respect of all leases of real property to which any Loan Party or any Subsidiary is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled and notify the Super Priority Agent of any default by any party with respect to such leases and cooperate with the Super Priority Agent in all respects to cure any such default. Unless otherwise agreed by Super Priority Agent with respect to any such location, each Loan Party shall use commercially reasonable efforts to obtain a landlord agreement or bailee or mortgagee waivers, as applicable, from the lessor of material leased property, bailee in possession of any Collateral or mortgagee of any owned property with respect to each location where any Collateral with a value in excess of $1,000,000 is stored or located, which agreement shall be reasonably satisfactory in form and substance to Super Priority Agent. 6.17 Material Contracts. Section 6.17 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.18 Cash Management Systems. Each Loan Party shall use commercially reasonable efforts to enter into, and cause each depository, securities intermediary or 54 502181848 v5 1205867.00001 commodities intermediary to enter into, control agreements with respect to each of its deposit, securities, commodity or similar accounts maintained by such Person (other than any Excluded Accounts). Each Loan Party shall promptly notify the Super Priority Agent of the existence of any account with respect to which the provisions of the foregoing sentence would apply (whether such account is newly created or acquired, or otherwise ceases to be an excluded type of account). 6.19 Compliance with Health Care Laws. Section 6.19 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 6.20 Post-Closing Obligations. Each Loan Party shall, and shall cause each of its Subsidiaries to, deliver to the Super Priority Agent or comply with each of the following within the time periods set forth below (subject to any extensions or waivers as may be granted by the Super Priority Agent in its sole discretion): (a) Intercompany Promissory Notes. At the request of the Super Priority Agent, the Loan Parties shall use commercially reasonable efforts to provide the Super Priority Agent with originals of replacement notes in respect of each of the Intercompany Promissory Notes along with executed allonges for each such Intercompany Promissory Note, each in form and substance acceptable to the Super Priority Agent. (b) Perfection of Security Interest. With respect to each of the Subsidiaries set forth on Annex I, use commercially reasonable efforts to obtain third party consents necessary to cause such Subsidiaries to become Loan Parties under this Agreement and upon obtaining such consent promptly cause such subsidiary to execute joinders to this Agreement, the Guaranty and Security Agreement and the other applicable Super Priority Loan Documents. (c) Investment Report. By no later than June 5, 2019 (or such later date as the Super Priority Agent may agree to in writing in its sole discretion), the Borrower shall provide the Super Priority Agent with a report listing all Investments of the Loan Parties as of the Closing Date that are in excess of $50,000 and the Chief Restructuring Officer shall certify to the Super Priority Agent that such report is true and correct in all material respects. (d) Insurance Endorsements. By no later than May 24, 2019 (or such later date as the Super Priority Agent may agree to in writing in its sole discretion), the Borrower shall provide the Super Priority Agent with endorsements to policies, naming the Super Priority Agent, on behalf of the Secured Parties, as an additional insured or lender loss payee and mortgagee, as the case may be, under all insurance policies (including flood insurance policies sufficient to meet the Flood Requirement Satisfaction with respect to any owned real property, solely to the extent required under applicable Law) maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral. 6.21 Super Priority Agent Consultant. Section 5(a) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 55 502181848 v5 1205867.00001

6.22 Borrower Consultant. Section 5(b) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.23 Engagement of Chief Restructuring Officer. Section 5(c) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.24 Retention of Investment Banker. Section 5(d) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.25 Additional Covenants of Loan Parties in respect of the Chief Restructuring Officer and Investment Banker Engagements. Section 5(e) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.26 Business Plan. Section 5(f) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.27 Cash Flow Reports. Section 5(g) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.28 Approved Budget. The Loan Parties shall prepare and deliver to the Super Priority Agent no later than 4:00 pm Central Time on each Wednesday (or such later date as may be agreed to by the Super Priority Agent in writing in its sole discretion) (a) an updated rolling cash flow forecast for the succeeding 13 weeks, in each case, for Holdings, Parent, Borrower, its Subsidiaries, and other parties whose cash flows contribute to the Borrower’s revenues (the “Contributing Loan Parties”) in each case showing projected daily cash receipts, cash disbursements to fund Necessary Costs and Expenses that are critical to (i) operate and maintain the overall operational value of the Loan Parties' Assets and (ii) maintain the Core Assets, and (b) other financial information required by the Super Priority Agent, including, without limitation (A) payables by facility and/or subsidiary, (B) receivables by facility and/or subsidiary, (C) cash at each subsidiary and (D) major vendors by facility and/or subsidiary (the information described in the foregoing clauses (a) and (b), the “Weekly Budget”) and (c) a certificate of the chief financial officer of the Borrower to the effect that such Weekly Budget reflects the Borrower’s good faith projection of such weekly cash receipts and disbursements and ending balance of available cash (as of the last Business Day of each week) for the Borrower, its Subsidiaries and the Contributing Loan Parties on a consolidated basis. Such Weekly Budget shall separate the costs and expenses critical to maintain the Core Assets from the costs and expenses to operate and maintain the value of the Loan Parties' Assets. 6.29 Receivables Collection Process. Section 5(j) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.30 Accounts Receivable Aging Report. No later than 4:00 pm Central Time on June 15, 2019 (or such later date as may be agreed to by the Super Priority Agent in writing in its sole discretion) and on the 15th calendar day of each month thereafter (or such later date as may be agreed to by the Super Priority Agent in writing in its sole discretion), the Borrower shall provide the Super Priority Agent with the most current 56 502181848 v5 1205867.00001 available accounts receivable aging report with respect to itself and its Subsidiaries which shall be based on the last accounting policy and methodology approved by the Super Priority Agent in its sole discretion and shall provide detailed information by facility, insurance payment source (separating in-network claims from out-of-network claims), and, to the extent such information can be reasonably compiled within the aging report using the resources of the Loan Parties and the Borrower Consultant, Loan Party, in form and substance reasonably acceptable to the Super Priority Agent. 6.31 Accounts Receivable Data. Section 5(l) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.32 Indebtedness Updates. Section 5(m) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.33 Intercompany Promissory Notes. The Loan Parties hereby represent that no amounts are outstanding as of the Closing Date under any of the intercompany promissory notes described on Annex F hereto (the “Intercompany Promissory Notes”). The Loan Parties shall provide the Super Priority Agent with prompt written notice (not to exceed one Business Day after the occurrence thereof) of any amounts advanced or becoming outstanding under any of the Intercompany Promissory Notes or under any replacement note issued in respect thereof. 6.34 Release of Liens. The Loan Parties shall use commercially reasonable efforts to cause the lien listed on Annex G hereto (the “Specified Lien”) to be released. The Loan Parties shall provide the Super Priority Agent with written notice not later than five (5) Business Days after any Loan Party’s knowledge of (a) any change in the status of the Specified Lien or (b) the increase of the amount of indebtedness secured by the Specified Lien. 6.35 Litigation Updates. The Loan Parties shall provide the Super Priority Agent every two (2) weeks with updates in writing, in form and substance reasonably acceptable to the Super Priority Agent, as to the status of the litigation described on Annex H hereto and any other litigation that would reasonably be expected to result in monetary judgment(s) or relief, individually or in the aggregate, in excess of $1,000,000 or seeks an injunction or other equitable relief which would reasonably be expected to have a Material Adverse Effect (collectively, the “Material Litigation”), including updates as to the status of any stays, appeals, judgments, and the issuance of bonds in connection with the appeal of such Material Litigation, along with copies of all material pleadings, orders, and judgements that any Loan Party or any of its officers, managers, or directors have received and documentation evidencing the issuance of any such bonds and the stay of such Material Litigation, with the next such update to be delivered on May 22, 2019, no later than 4:00 pm Central Time (or such later date as the Super Priority Agent may agree to in writing in its sole discretion). 6.36 NHC Network, LLC. The Loan Parties shall use commercially reasonable efforts to obtain the consent of Elite Ambulatory Surgery Centers, LLC in a manner that will not be detrimental to the business operations of NHC Network, LLC, to have NHC 57 502181848 v5 1205867.00001

Network, LLC joined as a Loan Party and will provide the Super Priority Agent with updates as to the status of such efforts with the next such update to be delivered on May 22, 2019, no later than 4:00 pm Central Time (or such later date as the Super Priority Agent may agree to in writing in its sole discretion). 6.37 Commercially Reasonable Efforts to Cause Excluded Subsidiaries to Become Loan Parties. The Loan Parties shall provide the Super Priority Agent every two (2) weeks with (a) updates in writing, in form and substance reasonably acceptable to the Super Priority Agent, as to the status of efforts to obtain the obtain the consent of the third-party equityholders of each Excluded Subsidiary that is a Subsidiary of a Loan Party (including, without limitation, Elite Sinus Spine and Ortho, LLC, Houston Metro Ortho and Spine Surgery Center, LLC, Elite Center for Minimally Invasive Surgery, LLC, Elite Hospital Management, Athelite Holdings, LLC, and Medical Ambulatory Surgical Suites, L.P.), in each case that is necessary to permit such Excluded Subsidiary to become a Guarantor, together with (b) any documentation supporting whom they have contacted, the responses they have received and a proposed timeline of when they anticipate obtaining such Third Party Consents, the next such update to be delivered May 22, 2019, no later than 4:00 pm Central Time (or such later date as the Super Priority Agent may agree to in writing in its sole discretion). 6.38 Proposed Transactions. Section 5(s) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.39 Arizona Vein. Section 5(t) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.40 Hamilton Vein. Section 5(u) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.41 Other Updates. The Loan Parties shall provide the Super Priority Agent every two (2) weeks (or such later date as may be agreed to in writing by the Super Priority Agent in its sole discretion) with updates in writing in respect of each of the following, with the next such update to be delivered May 22, 2019, no later than 4:00 pm Central Time (or such later date as the Super Priority Agent may agree to in writing in its sole discretion): (a) divestiture or facility closure plans, by facility (including wind-down cost projection details and any related wind-down plan, as applicable), other than with respect to divestitures plans that are otherwise addressed in Section 6.39 and Section 6.40 and (b) details of any staffing or key personnel retention plans. 6.42 Notices of Changes. Section 5(w) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.43 Consent. Section 5(y) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.44 Legal Retainer Account; Financial Consultant Retainer Account; Expenses. 58 502181848 v5 1205867.00001

(a) If the balance of the Legal Retainer Account falls below $50,000 then the Loan Parties will deposit additional amounts into such account on the earlier of (i) three (3) Business Days from the date of notice of such deficiency and (ii) the date of the next Disbursement, such deposit to cause such account to have a balance of no less than $150,000; provided that if the Loan Parties fail to make such deposit, the Super Priority Agent is authorized, in its sole discretion, to transfer such amount from the Agent Controlled Account. (b) If the balance of Financial Consultant Retainer Account falls below $50,000 then the Loan Parties will deposit additional amounts into such account on the earlier of (i) three (3) Business Days from the date of notice of such deficiency and (ii) the date of the next Disbursement, such deposit to cause such account to have a balance of no less than $150,000; provided that if the Loan Parties fail to make such deposit, the Super Priority Agent is authorized, in its sole discretion, to transfer such amount from the Agent Controlled Account. (c) The Loan Parties shall promptly (and in any event no later than five (5) Business Days after presentation of a demand invoice to such Loan Party in respect thereof) pay all reasonable and documented expenses of the Super Priority Agent and Compass Bank in its capacity as Super Priority Lender incurred or accrued, including the reasonable and documented legal fees and expenses of counsel for the Super Priority Agent and all reasonable and documented fees and expenses of Berkeley Research Group, LLC in its capacity as Consultant, for which demand invoices have been delivered to the Borrower (which demand invoices will be submitted to the Loan Parties every two weeks); provided that if the Loan Parties do not make any such payment within such period, the Super Priority Agent is authorized in its sole discretion to (i) pay such amount from the Agent Controlled Account and (ii) solely to the extent sufficient funds are not available after giving effect to the foregoing clause (i), (x) debit unpaid legal fees and expenses of counsel for the Super Priority Agent from the Legal Retainer Account and (y) debit unpaid fees and expenses of Berkeley Research Group, LLC from the Financial Consultant Retainer Account. 6.45 Additional Information. Section 5(bb) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 6.46 Payment of Expenses Pursuant to the Approved Budget. The Loan Parties will provide the Super Priority Agent with such evidence of payment of costs and expenses consistent with the Approved Budget as the Super Priority Agent may require in its sole discretion. 6.47 Contingency Plans. Each of the Loan Parties agrees to reasonably confer with the Super Priority Agent and its counsel to prepare for a possible consensual filing of the Loan Parties under the Bankruptcy Code of the United States with a view toward avoiding the disruption of the Loan Parties’ operations, minimizing costs and ensuring the orderly transition of the Loan Parties assets from any such proceedings. If the Loan Parties conclude that such a filing or filings are appropriate, the Loan Parties shall provide to Super Priority Agent and its counsel at least ten (10) calendar days prior to the 59 502181848 v5 1205867.00001 commencement by any Loan Party of a voluntary case under any Debtor Relief Laws or of the filing of one or more petitions seeking to take advantage of any Debtor Relief Laws (any such action, a “Bankruptcy Action”) (unless a shorter period of time is necessary due to exigent circumstances as determined in good faith by the Loan Parties) (a) written notice of the commencement by any Loan Party of a Bankruptcy Action and (b) all proposed pleadings to be filed in the first days of any such Bankruptcy Action, including, as applicable, all material first-day pleadings, interim and final financing and cash collateral motions and orders, bid procedures and sale motions and orders, in each case in an effort to reach agreement on the form and substance of drafts thereof. The Loan Parties shall also reasonably confer with the Super Priority Agent and its counsel regarding a disclosure statement, plan of reorganization and other documentation expected to be filed in connection with any filings in connection with any Bankruptcy Action or otherwise under the Bankruptcy Code of the United States. 6.48 Transaction Covenants. (a) The Loan Parties shall continue the process to seek a refinance or sale of the Assets free and clear of all liens, with the refinance amount/purchase price to be paid at closing in cash resulting in the full and indefeasible payment in cash of all of the Obligations and either (x) the full and indefeasible payment in cash of all of the obligations under the Existing Credit Agreement or (y) a discounted payment in cash of all of the obligations under the Existing Credit Agreement that is expressly consented to in writing by the Existing Administrative Agent and the Existing Lenders; (b) The Loan Parties shall continue to (i) maintain and update a virtual data room under the administration of SSG (including, without limitation, providing updated projections and such other information as may be reasonably required by SSG), (ii) identify lenders, investors, strategic and financial buyers for the Loan Parties' Assets and (iii) contact such prospective lenders, investors and purchasers to have them execute a non-disclosure agreement (“NDA”) and register for access to the data room; (c) The Loan Parties shall use their best efforts to set up a competitive auction or other refinance or sales process for the Assets acceptable to the Super Priority Agent; (d) On or before April 24, 2019 (or such later date as may be agreed to by the Super Priority Agent in writing in its sole discretion), (x) the Loan Parties shall disclose to the Super Priority Agent the identities of those parties that have executed an NDA and registered for access to the data room, and (y) the Loan Parties shall deliver to those prospective lenders, investors and purchasers who have executed an NDA, a cover letter and confidential offering memorandum soliciting from such prospective lenders, investors and purchasers offers to refinance or acquire the Loan Parties’ Assets pursuant to a refinance or purchase transaction, which would provide at closing for the full and indefeasible payment in cash of all of the Obligations and either (i) the full and indefeasible payment in cash of all of the obligations under the Existing Credit Agreement or (ii) a discounted payment in cash of all of the obligations under the Existing Credit Agreement that is expressly consented to in writing by the Existing Administrative Agent and the Existing Lenders; 60 502181848 v5 1205867.00001

(e) By May 23, 2019 at 5:00 p.m. (Central Time) (or such later date as expressly agreed by the Super Priority Agent in writing in its sole discretion), all bids (in the form of term sheets executed by the applicable bidder) to refinance or acquire some or all of the Loan Parties’ Assets must be submitted to the Loan Parties; (f) On or before June 7, 2019 (or such later date as expressly agreed by the Super Priority Agent in writing in its sole discretion), the Loan Parties (with the written consent of the Super Priority Agent and Super Priority Lenders) shall determine which bid(s) they will proceed with and the process for (i) the Loan Parties’ refinancing of the Obligations and the obligations under the Existing Credit Agreement or (ii) the sale of the Assets; and (g) On or before June 14, 2019 (or such later date as expressly agreed by the Super Priority Agent in writing in its sole discretion), following obtaining the written consent of the Super Priority Agent, the Super Priority Lenders, the Existing Administrative Agent and the Existing Lenders, the Loan Parties shall close the refinance or sale transaction(s) with respect to the Assets; provided, however, to the extent that SSG and the Loan Parties have secured a binding contract from a purchaser of the Assets and such contract is acceptable to the Super Priority Agent as evidenced by a written consent thereto, then the June 14, 2019 deadline shall be extended by the Super Priority Agent for as much as an additional thirty (30) days to accommodate the closing of the sale; provided, further that (i) the Loan Parties have sufficient liquidity to maintain their operations for such additional period; and (ii) the Existing Administrative Agent and the Existing Lenders have agreed in writing to continue to forbear from the exercise of remedies during such additional period in accordance with the terms of the Existing Credit Agreement. ARTICLE VII NEGATIVE COVENANTS At all times from the Closing Date and prior to the Termination Date, no Loan Party shall, nor shall it permit any wholly owned Subsidiary or non-wholly owned Subsidiary (solely to the extent any Loan Party has the ability to control or stop such action by such non-wholly owned Subsidiary), to, directly or indirectly, and solely in the case of Section 7.15, Parent and Holdings shall not: 7.1 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except: (a) Sections 7.1(a) through 7.1(r) of the Existing Credit Agreement are hereby incorporated herein by reference mutatis mutandis as Sections 7.1(a) through 7.1(r) hereto; (s) Liens securing Indebtedness incurred under the Existing Credit Agreement to the extent subject to the Existing Loan Subordination Agreement; (t) Liens resulting from the non-payment of Tax liabilities, assessments and governmental charges or levies set forth in Schedule 5.10 of the Disclosure Schedules; 61 502181848 v5 1205867.00001

(u) Liens on Assets that are not Core Assets; provided that the Loan Parties provide the Super Priority Agent with notice of such Liens securing obligations in excess of $1,000,000 within three (3) Business Days of any Senior Officer of any Loan Party becoming aware of such Liens; and (v) other Liens securing liabilities in an aggregate amount not to exceed $250,000 at any time outstanding so long as the fair market value of the assets securing such liabilities does not materially exceed the aggregate amount of such liabilities (measured at the time of incurrence thereof). 7.2 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Section 7.2(a) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (b) Section 7.2(b) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (c) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.1(i); provided that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $20,000,000; (d) Section 7.2(d) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (e) Section 7.2(e) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (f) Section 7.2(f) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (g) Subordinated Indebtedness so long as such Indebtedness is subject to a Subordination Agreement in form and substance acceptable to the Super Priority Agent and the Required Super Priority Lenders (including, without limitation, any Indebtedness under the Existing Credit Agreement to the extent subject to the Existing Loan Subordination Agreement) ; provided that each Super Priority Lender shall be deemed to have approved any such Subordination Agreement unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform); (h) Section 7.2(h) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (i) Section 7.2(i) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; 62 502181848 v5 1205867.00001

(j) Section 7.2(j) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (k) Section 7.2(k) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (l) Indebtedness in respect of trade accounts payable that are more than 90 days past due in an aggregate amount not to exceed $20,000,000; and (m) other unsecured Indebtedness in an aggregate principal amount not to exceed $2,500,000 at any time one outstanding. 7.3 Investments. Make or hold any Investments, except: (a) Investments in existence as of the Closing Date; (b) Investments expressly permitted pursuant to the terms of the Approved Budget; (c) other Investments expressly approved in writing by the Super Priority Agent in its sole discretion and the Required Super Priority Lenders in their sole discretion; provided that each Super Priority Lender shall be deemed to have approved in writing any such Investments unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform); (d) Investments held in the form of cash or items that qualified as Cash Equivalents at the time of the making of such Investments; (e) (i) Investments made after the Closing Date by any Loan Party in any other wholly-owned Loan Party (but, in the case of Investments made in Holdings or the Parent, only if otherwise permitted under this Agreement and in accordance with the Approved Budget), (ii) Investments made after the Closing Date by any Non-Guarantor Subsidiary in any other Non-Guarantor Subsidiary (provided that, to the extent the Loan Parties have control over such Non-Guarantor Subsidiary or the power to prevent such Investment, the Loan Parties shall not approve such Investment without the express prior written consent of the Super Priority Agent), (iii) Investments made after the Closing Date by any Non-Guarantor Subsidiary in any Loan Party; provided further that solely for purposes of determining the amount of Investments outstanding as of any date, (x) the aggregate amount of capital contributions made in a Person shall be reduced by the aggregate amount of distributions or dividends paid by such Person to the owner of its Equity Interests since the date the initial capital contributions were made and (y) the aggregate amount of credit extensions made to a Person shall be reduced by the amount of principal repayments made on such credit extensions; (f) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the Ordinary 63 502181848 v5 1205867.00001

Course of Business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (g) Guarantees permitted by Section 7.2; (h) Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to Section 7.5(i); (i) Investments acquired in connection with the settlement of delinquent accounts in the Ordinary Course of Business or in connection with the bankruptcy or reorganization of suppliers or customers; provided that Investments permitted under this clause (i) shall not exceed $1,000,000 in the aggregate; (j) Investments comprised of Contingent Obligations permitted by Section 7.21; (k) Investments consisting of non-cash loans made by Parent or Holdings to officers, directors and employees of a Loan Party or a wholly-owned Subsidiary which are used by such Persons to purchase Equity Interests of Parent or Holdings, respectively; (l) Investments in Swap Contracts permitted under Section 7.2; and (m) other Investments not exceeding $250,000 in the aggregate at any time; provided that before and immediately after giving effect to such Investment, no Event of Default has occurred and is continuing. 7.4 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (a) Section 7.4(a) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (b) Section 7.4(b) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (c) any Non-Guarantor Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to a Loan Party (other than Holdings or Parent), another Non-Guarantor Subsidiary (if the Loan Parties have control over such Non-Guarantor Subsidiary or the power to prevent such Disposition, subject to the prior written consent of the Super Priority Agent in its sole discretion and the Required Super Priority Lenders in their sole discretion; provided that each Super Priority Lender shall be deemed to have consented in writing to any such Disposition and the terms thereof unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform)), or any Person (if 64 502181848 v5 1205867.00001

the Loan Parties have control over such Non-Guarantor Subsidiary or the power to prevent such Disposition, subject to the prior written consent of the Super Priority Agent in its sole discretion and the Required Super Priority Lenders in their sole discretion; provided that each Super Priority Lender shall be deemed to have consented in writing to any such Disposition and the terms thereof unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform)) any Equity Interests of which are held by any Loan Party or any Subsidiary of any Loan Party; provided that the amount paid by any Loan Party or other Non-Guarantor Subsidiary (if the Loan Parties have control over such Non-Guarantor Subsidiary or the power to dictate the amount paid by such Non-Guarantor Subsidiary), in connection with such Disposition shall not exceed the fair market value of the assets purchased in such Disposition as determined by the board of directors (or other equivalent governing body) of such Loan Party in good faith; (d) Section 7.4(d) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; and (e) any Subsidiary that is inactive and has assets of less than $5,000 (or a lesser amount approved in writing by the Super Priority Agent in its sole discretion) may dissolve or be dissolved by the owner of its Equity Interests. 7.5 Dispositions. Make any Disposition, except: (a) Section 7.5(a) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (b) Section 7.5(b) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (c) Section 7.5(c) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (d) Section 7.5(d) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (e) subject to the prior written consent of the Super Priority Agent in its sole discretion, the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the Ordinary Course of Business and not undertaken as part of an accounts receivable financing transaction; (f) Section 7.5(f) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (g) Dispositions of property by (i) any Loan Party to any other Loan Party (other than Parent or Holdings), (ii) any Non-Guarantor Subsidiary to any Loan Party (other than Parent or Holdings); provided that (x) if the Loan Parties control such Non- Guarantor Subsidiary or have the power to prevent such Disposition, the Super Priority 65 502181848 v5 1205867.00001

Agent in its sole discretion and the Required Super Priority Lenders in their sole discretion have provided their respective prior written consent; provided that each Super Priority Lender shall be deemed to have consented in writing to any such Disposition and the terms thereof unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform), and (y) the amount paid by any Loan Party in connection with such Disposition shall not exceed the fair market value of the assets purchased in such Disposition as determined by the board of directors (or other equivalent governing body), or by an officer or director, of such Loan Party in good faith and (iii) subject to the prior written consent of the Super Priority Agent in its sole discretion and the Required Super Priority Lenders in their sole discretion (if the Loan Parties control such Non-Guarantor Subsidiary or have the power to prevent such transaction), any Non-Guarantor Subsidiary to any other Non-Guarantor Subsidiary or any Person any Equity Interests of which are held by a Loan Party or any Subsidiary of any Loan Party; provided that each Super Priority Lender shall be deemed to have consented in writing to any such Disposition and the terms thereof unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform); (h) Section 7.5(h) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (i) Dispositions not otherwise permitted under this Section 7.5; provided that (i) the aggregate fair market value of assets Disposed of in reliance on this clause shall not exceed $5,000 individually or $25,000 in the aggregate, (ii) such Disposition shall be for fair market value as determined in good faith by an officer or director of such Person, and (iii) the Net Cash Proceeds of such Disposition shall be applied in accordance with Section 2.5(b)(ii); (j) Subject to the prior written consent of the Super Priority Agent in its sole discretion and the Required Super Priority Lenders in their sole discretion, other Dispositions not otherwise permitted under this Section 7.5; provided that the Net Cash Proceeds of such Disposition shall be applied in accordance with Section 2.5(b)(ii); provided further that each Super Priority Lender shall be deemed to have consented in writing to any such Disposition and the terms thereof unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform); and (k) Permitted Physician Equity Transfers, so long as the Net Cash Proceeds thereof shall be applied in accordance with Section 2.5(b)(ii). 7.6 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except that: 66 502181848 v5 1205867.00001

(a) (i) any wholly-owned Subsidiary of the Borrower may declare and make Restricted Payments to the Borrower or any other Subsidiary of the Borrower that owns a direct Equity Interest in such wholly-owned Subsidiary and (ii) any non-wholly-owned Subsidiary of the Borrower may declare and make Restricted Payments to any Loan Party, any Subsidiary that is not a Loan Party and/or any other Person (other than a Subsidiary) that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made; (b) Section 7.6(b) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (c) Section 7.6(c) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (d) [Reserved]; (e) To the extent permitted under the Approved Budget, the Borrower may declare and pay cash dividends to Holdings not to exceed an amount necessary to permit each of Holdings and Parent to pay (i) reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties), (ii) compensation, benefits and other amounts payable to officers and employees in connection with their employment in the Ordinary Course of Business and consistent with past practices, (iii) fees, cost and expenses of board members consistent with past practices and (iv) franchise fees or similar taxes and fees required to maintain its corporate existence; (f) To the extent permitted under the Approved Budget, Holdings may declare and pay cash dividends to Parent not to exceed an amount necessary to permit Parent to pay (i) reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties), (ii) compensation, benefits and other amounts payable to officers and employees in connection with their employment in the Ordinary Course of Business and consistent with past practices, (iii) fees, cost and expenses of board members consistent with past practices and (iv) franchise fees or similar taxes and fees required to maintain its corporate existence; (g) Section 7.6(g) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (h) the payment of reasonable compensation consistent with past practices to officers and employees for actual services rendered to the Loan Parties and their Subsidiaries in the Ordinary Course of Business; and (i) the payment of ordinary course directors’ fees consistent with past practices (excluding compensation in the form of the Parent’s Equity Interests) and reimbursement of reasonable and documented actual out-of-pocket expenses incurred in connection with attending board of director meetings. 67 502181848 v5 1205867.00001

7.7 Change in Nature of Business. Section 7.7 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 7.8 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of any Loan Party, whether or not in the Ordinary Course of Business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate (other than any transaction expressly prohibited by this Agreement); provided that the foregoing restriction shall not apply to (i) transactions between or among the Loan Parties and (ii) any transaction expressly permitted in this Agreement. 7.9 Burdensome Agreements. Except for any agreement in effect (a) on the Closing Date and set forth on Schedule 7.9 of the Disclosure Schedules, (b) at the time any Person becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary or (c) in connection with the Disposition of a Subsidiary permitted hereunder (subject to the consent of the Super Priority Agent and the Required Super Priority Lenders for any Dispositions requiring the consent of the Super Priority Agent and the Required Super Priority Lenders under Section 7.5; provided that each Super Priority Lender shall be deemed to have consented to any such Disposition and the terms thereof unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform)) enter into or permit to exist any Contractual Obligation (other than any Super Priority Loan Document or any Loan Document (as defined in the Existing Credit Agreement)) that (i) limits the ability (A) of any Subsidiary to make Restricted Payments to the Borrower or any other Loan Party or to otherwise transfer property to or invest in the Borrower or any other Loan Party, (B) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (C) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided that this clause (C) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.2(c) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness or (ii) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person. 7.10 Use of Proceeds. (a) Use the proceeds of the Credit Extension or any Disbursement, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. (b) Use the proceeds of the Credit Extension or Disbursement, whether directly or indirectly, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, 68 502181848 v5 1205867.00001 payment, promise to pay or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto or (iv) in any manner that is contrary to the uses allowed pursuant to the Approved Budget (subject to the permitted 10% variance). (c) Use the proceeds of the Credit Extension or Disbursement to pay any fees of any investment bankers other than (i) regular scheduled monthly fees payable to SSG pursuant to its engagement letter (as expressly approved prior to the Closing Date by the Super Priority Agent) and (ii) as otherwise expressly approved in writing by the Super Priority Agent in its sole discretion. 7.11 Financial Covenants. (a) Fail to be in compliance with any of the following financial covenants tested on the Friday of each week (or if such day is not a Business Day, the immediately preceding Business Day) (each such date, a “Determination Date”): (i) During each Measurement Period, the aggregate amount of the Loan Parties’ actual cash expenses and other disbursements during such Measurement Period shall not be more than 110% of the projected cash expenses and other disbursements for such Measurement Period as set forth in the Approved Budget; (ii) During each Measurement Period, the aggregate amount of Loan Parties’ actual cash receipts during such Measurement Period shall not be less than 90% of the projected cash receipts for such Measurement Period as set forth in the Approved Budget; (iii) During each Measurement Period, the Loan Parties’ actual surgical cases performed during such Measurement Period shall not be less than 90% of the projected surgical cases for such Measurement Period as set forth in the Approved Budget; (iv) During each Measurement Period, the Loan Parties’ outstanding Disbursements as of the end of such Measurement Period shall not be more than 110% of the projected amount of such Disbursements as of such date as set forth in the Approved Budget; and (v) The Loan Parties shall maintain Cash Availability as required in accordance with the Approved Budget. The financial covenant calculations set forth in clauses (i) though (v) above shall exclude (a) fees and expenses paid to (x) the Loan Parties’ professionals (including attorneys and financial advisors) in connection with any restructuring, (y) the Super Priority Agent’s professionals (including attorneys and attorney’s 69 502181848 v5 1205867.00001 financial advisors) and (z) the Existing Administrative Agent’s professionals (including attorneys and attorney’s financial advisors) and (b) all debt service payable to the Existing Lenders or Super Priority Lenders. 7.12 Capital Expenditures. Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures in the Ordinary Course of Business and included in the Approved Budget (except as otherwise expressly approved in writing by the Super Priority Agent and the Required Super Priority Lenders; provided that each Super Priority Lender shall be deemed to have approved in writing any such Capital Expenditure unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform)). 7.13 Amendments of Organization Documents; Additional Subsidiaries. (a) Amend any of its Organization Documents in any manner materially adverse to the rights or interests of the Super Priority Agent or any Super Priority Lender. (b) Take any action or fail to take any action which causes any Loan Party to have any subsidiaries (whether by creation, acquisition or otherwise) other than subsidiaries listed on Schedule 7.13 hereof (except as otherwise expressly approved in writing by the Super Priority Agent and the Required Super Priority Lenders; provided that each Super Priority Lender shall be deemed to have approved in writing such subsidiaries, unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform)). 7.14 Payments and Modifications of Subordinated Indebtedness. Section 7.14 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 7.15 Holding Company Status. (a) In the case of Holdings, engage in any business or activity other than (i) the ownership of all outstanding Equity Interests in the Borrower, (ii) as a tenant under the lease for real property located at 5920 Forest Park Drive, Suite 700, Dallas, Texas 75235 (iii) maintaining its corporate existence, (iv) participating in tax, accounting and other administrative activities (including being a party to employment contracts of employees of Holdings or the Borrower) as the parent of the consolidated group of companies, including the Loan Parties, (v) the execution and delivery of the Super Priority Loan Documents to which it is a party and the Loan Documents (as defined in the Existing Credit Agreement) to which it is a party, the performance of its obligations thereunder and the activities expressly permitted thereby, (vi) incurring Contingent Obligations in the Ordinary Course of Business with respect to operating leases, (vii) entering into customary engagements with investment banks, legal counsel, and other service providers, (viii) as party to customary insurance contracts, (ix) as party to customary contractual obligations and indemnities provided in connection with 70 502181848 v5 1205867.00001

Acquisitions and other Investments permitted under this Agreement and (x) activities incidental to the businesses or activities described in the foregoing clauses (i) through (ix). (b) In the case of Parent, engage in any business or activity other than (i) the ownership of all outstanding Equity Interests in Holdings, (ii) maintaining its corporate existence, (iii) participating in tax, accounting and other administrative activities (including being a party to employment contracts of employees of Parent or the Borrower) as the parent of the consolidated group of companies, including the Loan Parties, (iv) the execution and delivery of the Super Priority Loan Documents to which it is a party and the Loan Documents (as defined in the Existing Credit Agreement) to which it is a party, the performance of its obligations thereunder and the activities expressly permitted thereby, (v) incurring Contingent Obligations in the Ordinary Course of Business with respect to operating leases, (vi) entering into customary engagements with investment banks, legal counsel, and other service providers, (vii) as party to customary insurance contracts, (viii) as party to customary contractual obligations and indemnities provided in connection with Acquisitions and other Investments permitted under this Agreement and (ix) activities incidental to the businesses or activities described in the foregoing clauses (i) through (viii) (which shall expressly include (x) being a party to customary documents in connection with any permitted issuance of Equity Interests or Indebtedness and (y) being a party to joint venture master agreements with respect to joint ventures in place on the Closing Date (but with respect to which Parent owns no Equity Interests and has no material obligations or liabilities)). 7.16 OFAC; Patriot Act. Section 7.16 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 7.17 Sale-Leasebacks. Section 7.17 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 7.18 Hazardous Materials. Section 7.18 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 7.19 Amendments to Material Contracts. Section 7.19 of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis. 7.20 Changes in Accounting, Name and Jurisdiction of Organization. (a) Make any significant change in accounting treatment or reporting practices, except as required by GAAP, (b) change the fiscal year or method for determining fiscal quarters of any Loan Party or of any consolidated Subsidiary of any Loan Party, (c) change its name as it appears in official filings in its jurisdiction of organization without the express prior written consent of the Super Priority Agent or (d) change its jurisdiction of organization without the express prior written consent of the Super Priority Agent. 7.21 Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligations except in respect of the Obligations and except: 71 502181848 v5 1205867.00001

(a) Section 7.21(a) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (b) Section 7.21(b) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (c) Section 7.21(c) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (d) Section 7.21(d) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (e) Section 7.21(e) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (f) Contingent Obligations arising under letters of credit issued pursuant to the Existing Credit Agreement; (g) Section 7.21(g) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (h) Section 7.21(h) of the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis; (i) other Contingent Obligations not exceeding $250,000 in the aggregate at any time outstanding; and (j) Contingent Obligations arising under Guarantees other than those described in clause (g) in an aggregate amount not to exceed $250,000. 7.22 Chief Restructuring Officer and Investment Banker Engagements. No Loan Party shall (a) alter the duties or responsibilities of the Chief Restructuring Officer or SSG without the prior written consent of the Super Priority Agent and the Required Super Priority Lenders; provided that each Super Priority Lender shall be deemed to have consented in writing to such alterations, unless it shall object thereto by written notice to the Super Priority Agent within two (2) Business Days after having received notice thereof from the Super Priority Agent (including, without limitation, by posting such notice to the Platform); or (b) interfere directly or indirectly with the Chief Restructuring Officer’s or SSG’s performance of its services. 7.23 Changes to Material Operations. Section 5(x) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 7.24 Material Agreements; Disposition of Collateral. Section 5(ff) of the Second Forbearance Agreement is hereby incorporated herein by reference mutatis mutandis. 72 502181848 v5 1205867.00001

7.25 Retainers. The Loan Parties shall not use any cash to pay retainers to professionals in excess of $10,000 (other than those professionals listed on Schedule 7.25 of the Disclosure Schedules), without the express prior written consent of the Super Priority Agent. 7.26 Accounts. The Loan Parties (a) shall not open any new accounts without the consent of the Super Priority Agent and (b) will not direct any receivables, cash collections or other payments received by any Loan Party to any account other than an account that is subject to a deposit account control agreement in favor of the Existing Administrative Agent or Super Priority Agent. ARTICLE VIII DEFAULT AND REMEDIES 8.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Non-Payment. Any Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or (ii) pay within three days after the same becomes due, any interest on any Loan, or any fee due hereunder or (iii) pay within five calendar days after the same becomes due, any other amount payable hereunder or under any other Super Priority Loan Document. (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 2.2(e), 6.1, 6.2, 6.3, 6.5, 6.10, 6.11, 6.12, 6.14, Sections 6.21 through 6.48, or Article VII. (c) Other Defaults. Any Loan Party fails to perform or observe any covenant or agreement (other than those specified in Section 8.1(a) or (b)) contained in any Super Priority Loan Document on its part to be performed or observed and such failure continues for 10 Business Days. (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party in this Agreement, in any other Super Priority Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, in the case of any such representation, warranty, certification or statement of fact that is subject to materiality or Material Adverse Effect qualifications, in any respect) when made or deemed made. (e) Cross-Default. Other than with respect to existing defaults and events of default under the Existing Credit Agreement on the Closing Date, (i) any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $1,000,000 or (B) fails to observe or 73 502181848 v5 1205867.00001 perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, in either case the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than $1,000,000. (f) Voluntary Bankruptcy Proceeding. Any Loan Party or any Subsidiary thereof shall (i) commence a voluntary case under any Debtor Relief Laws, (ii) file a petition seeking to take advantage of any Debtor Relief Laws, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any Debtor Relief Laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability or fails generally to pay its debts as they become due or (vi) make a general assignment for the benefit of creditors. (g) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Loan Party or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under any Debtor Relief Laws or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Loan Party or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of 45 consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such Federal bankruptcy Laws) shall be entered. (h) Judgments. There is entered against any Loan Party or any Subsidiary thereof one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $1,000,000 (to the extent not covered by independent third-party insurance, that has been notified of the potential claim and does not dispute coverage) and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order or (ii) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect. 74 502181848 v5 1205867.00001

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000 or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $1,000,000. (j) Invalidity of Super Priority Loan Documents. (i) Any provision of any Super Priority Loan Document, the Existing Credit Agreement or any Loan Document (as defined in the Existing Credit Agreement), at any time after its execution and delivery and for any reason other than as expressly permitted thereunder, ceases to be in full force and effect, (ii) any Loan Party or any other Subsidiary contests in any manner the validity or enforceability of any provision of any Super Priority Loan Document, the Existing Credit Agreement or any Loan Document (as defined in the Existing Credit Agreement) or (iii) any Loan Party denies that it has any or further liability or obligation under any provision of any Super Priority Loan Document, the Existing Credit Agreement or any Loan Document (as defined in the Existing Credit Agreement), or purports to revoke, terminate or rescind any provision of any Super Priority Loan Document, the Existing Credit Agreement or any Loan Document (as defined in the Existing Credit Agreement), in each case except in accordance with its terms. (k) Change of Control. There occurs any Change of Control. (l) Collateral Documents. Any Collateral Document or any Collateral Document (as defined in the Existing Credit Agreement) after delivery thereof (whether pursuant to Section 4.1, Section 6.12 or otherwise under the Super Priority Loan Documents) shall for any reason (other than pursuant to the terms thereof or as expressly permitted thereby) cease to create a valid and perfected lien with the priority contemplated by the Collateral Documents or any Collateral Document (as defined in the Existing Credit Agreement) on and security interest in the Collateral purported to be covered thereby or any Loan Party shall so assert such invalidity or lack of perfection or priority, except to the extent that any such loss of perfection or priority results from the failure of the Super Priority Agent or the Existing Administrative Agent (i) to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents, (ii) to file Uniform Commercial Code continuation statements or (iii) do such other acts as are necessary to continue such perfection (so long as the Loan Parties are in compliance with Section 6.14). (m) Subordination. (i) Any subordination provision of the Subordinated Indebtedness Documents ceases to be in full force and effect or (ii) any Loan Party or any other Person contests in any manner (A) the validity or enforceability of any such provision, (B) that such provisions exist for the benefit of the Super Priority Agent and the other Secured Parties or (C) that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of such provisions. 75 502181848 v5 1205867.00001

(n) Material Contracts. Any default or breach by any Loan Party or any Subsidiary of any Loan Party occurs and is continuing under any Material Contract that results in the termination of such Material Contract unless the Borrower or a Loan Party enters into another contract providing similar services within 30 days after termination. (o) Healthcare Matters. There shall occur any final and non-appealable revocation, suspension, termination, rescission, non-renewal or forfeiture or any similar final administrative action with respect to one or more Health Care Permits, Third Party Payor Programs, Governmental Payor Programs, or Third Party Payor Authorizations, to the extent that the Loan Parties and their Subsidiaries derived revenues (individually or in the aggregate) from such Health Care Permits, Third Party Payor Programs, Governmental Payor Programs and/or Third Party Payor Authorizations, in an aggregate amount in excess of $1,000,000 for the most recently completed period of four consecutive fiscal quarters of Parent prior to such revocation, suspension, termination, rescission, non-renewal, forfeiture or administrative action, as applicable. 8.2 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Super Priority Agent may in its discretion, or at the request of the Required Super Priority Lenders shall, take any or all of the following actions: (a) declare the commitment of each Super Priority Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Super Priority Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (c) exercise on behalf of itself and the Super Priority Lenders all rights and remedies available to it and the Super Priority Lenders under the Super Priority Loan Documents in law or at equity; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Super Priority Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Super Priority Agent or any Super Priority Lender. 8.3 Application of Funds. After the exercise of remedies provided for in Section 8.2 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.2), any amounts received on account of the Obligations shall be applied by the Super Priority Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the 76 502181848 v5 1205867.00001

Super Priority Agent and amounts payable under Article III) payable to the Super Priority Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Super Priority Lenders under the Super Priority Loan Documents (including fees, charges and disbursements of counsel to the respective Super Priority Lenders and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations arising under the Super Priority Loan Documents, ratably among the Super Priority Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and payment obligations then owing, in each case ratably among the Super Priority Lenders in proportion to the respective amounts described in this clause Fourth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Indebtedness under the Existing Credit Agreement in accordance with the terms thereof and of the Existing Loan Subordination Agreement including, after all Obligations (as defined in the Existing Credit Agreement) have been indefeasibly paid in full, to the Borrower or as otherwise required by applicable law (in accordance with the terms with the Existing Credit Agreement and the Existing Loan Subordination Agreement). ARTICLE IX SUPER PRIORITY AGENT 9.1 Appointment and Authority. (a) Each of the Super Priority Lenders hereby irrevocably appoints Compass Bank to act on its behalf as the Super Priority Agent hereunder and under the other Super Priority Loan Documents and authorizes the Super Priority Agent to take such actions on its behalf and to exercise such powers as are delegated to the Super Priority Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Super Priority Agent and the Super Priority Lenders, and neither any Loan Party nor any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Super Priority Loan Documents (or any other similar term) with reference to the Super Priority Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 77 502181848 v5 1205867.00001

(b) The Super Priority Agent shall also act as the “collateral agent” under the Super Priority Loan Documents, and each of the Super Priority Lenders hereby irrevocably appoints and authorizes the Super Priority Agent to act as the agent of such Super Priority Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Super Priority Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Super Priority Agent pursuant to Section 9.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Super Priority Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.4(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Super Priority Loan Documents) as if set forth in full herein with respect thereto. 9.2 Rights as a Super Priority Lender. The Person serving as the Super Priority Agent hereunder shall have the same rights and powers in its capacity as a Super Priority Lender as any other Super Priority Lender and may exercise the same as though it were not the Super Priority Agent, and the term “Super Priority Lender” or “Super Priority Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Super Priority Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Super Priority Agent hereunder and without any duty to account therefor to the Super Priority Lenders. 9.3 Exculpatory Provisions. (a) The Super Priority Agent shall not have any duties or obligations except those expressly set forth herein and in the other Super Priority Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Super Priority Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Super Priority Loan Documents that the Super Priority Agent is required to exercise as directed in writing by the Required Super Priority Lenders (or such other number or percentage of the Super Priority Lenders as shall be expressly provided for herein or in the other Super Priority Loan Documents); provided that the Super Priority Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Super Priority Agent to liability or that is contrary to any Super Priority Loan Document or applicable Law, including for the avoidance of doubt any action that 78 502181848 v5 1205867.00001 may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Super Priority Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Parent or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Super Priority Agent or any of its Affiliates in any capacity. (b) The Super Priority Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Super Priority Lenders (or such other number or percentage of the Super Priority Lenders as shall be necessary, or as the Super Priority Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.1 and 8.2) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Super Priority Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Super Priority Agent in writing by the Borrower or a Super Priority Lender. (c) The Super Priority Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in, or in connection with, this Agreement or any other Super Priority Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Super Priority Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Super Priority Agent. 9.4 Reliance by Super Priority Agent. The Super Priority Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Super Priority Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Super Priority Lender, the Super Priority Agent may presume that such condition is satisfactory to such Super Priority Lender unless the Super Priority Agent shall have received notice to the contrary from such Super Priority Lender prior to the making of such Loan. The Super Priority Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and 79 502181848 v5 1205867.00001 shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.5 Delegation of Duties. The Super Priority Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Super Priority Loan Document by or through any one or more sub-agents appointed by the Super Priority Agent. The Super Priority Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub- agent and to the Related Parties of the Super Priority Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for in this Agreement as well as activities as Super Priority Agent. The Super Priority Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Super Priority Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.6 Resignation or Removal of Super Priority Agent. (a) The Super Priority Agent may at any time give notice of its resignation to the Super Priority Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Super Priority Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Super Priority Lenders and shall have accepted such appointment within 30 days after the resigning Super Priority Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Super Priority Lenders) (the “Resignation Effective Date”), then the resigning Super Priority Agent may (but shall not be obligated to), on behalf of the Super Priority Lenders, appoint a successor Super Priority Agent meeting the qualifications set forth above; provided that in no event shall any such successor Super Priority Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Super Priority Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Super Priority Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Super Priority Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Super Priority Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Super Priority Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Super Priority Agent shall be discharged from its duties and obligations hereunder and under the other Super Priority Loan 80 502181848 v5 1205867.00001

Documents (except that in the case of any collateral security held by the Super Priority Agent on behalf of the Super Priority Lenders under any of the Super Priority Loan Documents, the retiring or removed Super Priority Agent shall continue to hold such collateral security until such time as a successor Super Priority Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Super Priority Agent, all payments, communications and determinations provided to be made by, to or through the Super Priority Agent shall instead be made by or to each Super Priority Lender directly, until such time, if any, as the Required Super Priority Lenders appoint a successor Super Priority Agent as provided for above. Upon the acceptance of a successor’s appointment as Super Priority Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Super Priority Agent (other than as provided in Section 3.1(i) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Super Priority Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Super Priority Agent shall be discharged from all of its duties and obligations hereunder or under the other Super Priority Loan Documents. The fees payable by the Borrower to a successor Super Priority Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Super Priority Agent’s resignation or removal hereunder and under the other Super Priority Loan Documents, the provisions of this Article and Section 10.4 shall continue in effect for the benefit of such retiring or removed Super Priority Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Super Priority Agent was acting as Super Priority Agent. 9.7 Non-Reliance on Super Priority Agent and Other Super Priority Lenders. Each Super Priority Lender acknowledges that it has, independently and without reliance upon the Super Priority Agent or any other Super Priority Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Super Priority Lender also acknowledges that it will, independently and without reliance upon the Super Priority Agent or any other Super Priority Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Super Priority Loan Document or any related agreement or any document furnished hereunder or thereunder. 9.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the arranger(s), bookrunner(s), syndication agent(s) or documentation agent(s), to the extent applicable, listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Super Priority Loan Documents, except in its capacity, as applicable, as the Super Priority Agent, a Super Priority Lender hereunder. 9.9 Super Priority Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative 81 502181848 v5 1205867.00001 to any Loan Party, the Super Priority Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Super Priority Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Super Priority Lenders and the Super Priority Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Super Priority Lenders and the Super Priority Agent and their respective agents and counsel and all other amounts due the Super Priority Lenders and the Super Priority Agent under Sections 2.9 and 10.4) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Super Priority Lender to make such payments to the Super Priority Agent and, in the event that the Super Priority Agent shall consent to the making of such payments directly to the Super Priority Lenders, to pay to the Super Priority Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Super Priority Agent and its agents and counsel, and any other amounts due the Super Priority Agent under Sections 2.9 and 10.4. 9.10 Credit Bidding. (a) The Super Priority Agent, on behalf of the Secured Parties, shall have the right, at the direction of the Required Super Priority Lenders, to credit bid and purchase for the benefit of the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Super Priority Agent or otherwise under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Super Priority Agent or otherwise (whether by judicial action or otherwise) in accordance with applicable Law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Super Priority Agent to make such credit bid or purchase and, in connection therewith, the Super Priority Agent is authorized, on behalf of the Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Obligations so assigned by each Secured Party); provided that any actions by the Super Priority Agent with respect to such acquisition vehicle, including any disposition of the assets of Equity 82 502181848 v5 1205867.00001

Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Super Priority Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions of the Required Super Priority Lenders in Section 10.1. (b) Each Super Priority Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Super Priority Loan Document or with the written consent of the Super Priority Agent and the Required Super Priority Lenders, it will not take any enforcement action, accelerate obligations under any of the Super Priority Loan Documents, or exercise any right that it might otherwise have under applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. 9.11 Collateral and Guaranty Matters. (a) The Super Priority Lenders irrevocably authorize the Super Priority Agent, at its option and in its discretion, to: (i) release any Lien on any property granted to or held by the Super Priority Agent under any Super Priority Loan Document (A) upon the occurrence of the Termination Date, (B) that is Disposed of or to be Disposed of as part of or in connection with any Disposition permitted hereunder or under any other Super Priority Loan Document to a Person that is not a Loan Party or (C) subject to Section 10.1, if approved, authorized or ratified in writing by the Required Super Priority Lenders; (ii) subordinate any Lien on any property granted to or held by the Super Priority Agent under any Super Priority Loan Document to the holder of any Lien on such property that is permitted by Section 7.1(i); and (iii) release any Guarantor from its obligations under any Super Priority Loan Document if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Super Priority Loan Documents. Upon request by the Super Priority Agent at any time, the Required Super Priority Lenders will confirm in writing the Super Priority Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty and Security Agreement pursuant to this Section 9.11. (b) The Super Priority Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Super Priority Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Super Priority Agent be responsible or liable to the Super Priority Lenders for any failure to monitor or maintain any portion of the Collateral. 83 502181848 v5 1205867.00001

ARTICLE X MISCELLANEOUS 10.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Super Priority Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Super Priority Agent, the Required Super Priority Lenders (or by the Super Priority Agent with the consent of the Required Super Priority Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Super Priority Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall: (a) waive any condition set forth in Section 4.1 or, in the case of the initial Credit Extension, Section 4.2, without the written consent of each Super Priority Lender; (b) extend or increase the Commitment of any Super Priority Lender (or reinstate any Commitment terminated pursuant to Section 8.2), without the written consent of such Super Priority Lender; (c) postpone any date fixed by this Agreement or any other Super Priority Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Super Priority Lenders (or any of them) hereunder or under such other Super Priority Loan Document, without the written consent of each Super Priority Lender entitled to such payment; (d) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (iv) of the second proviso to this Section 10.1) any fees or other amounts payable hereunder or under any other Super Priority Loan Document, without the written consent of each Super Priority Lender entitled to such amount; provided that only the consent of the Required Super Priority Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (e) change (i) Section 2.13 or 8.3 or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans from the application thereof set forth in the applicable provisions of Sections 2.5(b) without the written consent of each Super Priority Lender materially and adversely affected thereby; (f) change any provision of this Section 10.1 or the definition of “Required Super Priority Lenders” or any other provision hereof specifying the number or percentage of Super Priority Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Super Priority Lender; (g) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Super Priority Lender, except to the extent such release is permitted pursuant to Section 9.11 (in which case such 84 502181848 v5 1205867.00001 release may be made by the Super Priority Agent acting alone or at the direction of the Required Super Priority Lenders); (h) release (A) any Guarantor from its Guarantee without the written consent of each Super Priority Lender, except to the extent such release is permitted pursuant to Section 9.11 (in which case such release may be made by the Super Priority Agent acting alone or at the direction of the Required Super Priority Lenders) or (B) the Borrower from its obligations as the Borrower hereunder without the written consent of each Super Priority Lender; or (i) change Section 4(b) of the Existing Loan Subordination Agreement, without the written consent of the Super Priority Agent and each Super Priority Lender that is an Existing Lender; provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by the Super Priority Agent in addition to the Super Priority Lenders required above, affect the rights or duties of the Super Priority Agent under this Agreement or any other Super Priority Loan Document, (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (iii) the Super Priority Agent and the Borrower shall be permitted to amend any provision of the Super Priority Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Super Priority Loan Document) if the Super Priority Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision and (iv) the Super Priority Agent and the Borrower shall be permitted, for a period for five (5) Business Days after the Closing Days (or such long period as the Super Priority Agent may agree in writing in its sole discretion), to amend any provision of any Disclosure Schedule (and such amendment shall become effective without any further action or consent of any other party to any Super Priority Loan Document) if the Super Priority Agent and the Borrower shall have jointly identified any error or omission in any such Disclosure Schedule. Each party’s obligations under Section 10.1(i) shall survive the termination of the Super Priority Loan Documents and the indefeasible payment in full in cash of the Obligations. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Super Priority Lenders or each affected Super Priority Lender may be effected with the consent of the applicable Super Priority Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Super Priority Lender and (y) any waiver, amendment or modification requiring the consent of all Super Priority Lenders or each affected Super Priority Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Super Priority Lenders shall require the consent of such Defaulting Lender. 85 502181848 v5 1205867.00001

10.2 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower, Holdings, or Parent at the address indicated on its respective signature page; (ii) if to any other Loan Party, care of Borrower at the address indicated on its signature page; (iii) if to the Super Priority Agent, at the address indicated on its signature page; and (iv) if to a Super Priority Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire for deliveries of documentation that may contain material non-public information. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Super Priority Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved in writing by the Super Priority Agent; provided that the foregoing shall not apply to notices to any Super Priority Lender pursuant to Article II if such Super Priority Lender has notified the Super Priority Agent that it is incapable of receiving notices under Article II by electronic communication. The Super Priority Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Super Priority Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and 86 502181848 v5 1205867.00001

(ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both of the foregoing clauses (i) and (ii), if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice, e-mail or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Change of Address, Etc. Each Loan Party, the Super Priority Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Super Priority Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Super Priority Agent. (d) Platform. (i) The Borrower hereby acknowledges that the Super Priority Agent may, but shall not be obligated to, make any materials provided by, or on behalf of, any Loan Party hereunder or under any other Super Priority Loan Document (collectively, the “Borrower Materials”) available to the Super Priority Lenders by posting the Borrower Materials on the Platform. (ii) The Borrower hereby acknowledges that certain of the Super Priority Lenders may be “public-side” Super Priority Lenders (i.e., Super Priority Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Super Priority Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Super Priority Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Super Priority Agent and the Super Priority Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.7); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Super Priority Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” (iii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Borrower Materials 87 502181848 v5 1205867.00001

or the Platform and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non- infringement of third party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. In no event shall the Super Priority Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any other Loan Party, any Super Priority Lender or any other Person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any other Loan Party’s or any Agent Party’s transmission of communications through the Platform. (e) Private Side Designation. Each Public Super Priority Lender agrees to cause at least one individual at, or on behalf of, such Public Super Priority Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Super Priority Lender or its delegate, in accordance with such Public Super Priority Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Loan Party or its securities for purposes of United States Federal or state securities Laws. 10.3 No Waiver; Cumulative Remedies; Enforcement. (a) No failure by any Super Priority Lender or the Super Priority Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege under this Agreement or any other Super Priority Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement or any other Super Priority Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under this Agreement and each other Super Priority Loan Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. (b) Notwithstanding anything to the contrary contained in this Agreement or any other Super Priority Loan Document, the authority to enforce rights and remedies under this Agreement and the other Super Priority Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Super Priority Agent in accordance with Section 8.2 for the benefit of all the Super Priority Lenders; provided that the foregoing shall not prohibit (i) the Super Priority Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Super Priority Agent) under this Agreement and the other Super Priority Loan Documents, (ii) any Super Priority Lender from exercising setoff rights in accordance with Section 10.8 (subject to the terms of Section 2.13) or (iii) any 88 502181848 v5 1205867.00001

Super Priority Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided further that if at any time there is no Person acting as Super Priority Agent under this Agreement and the other Super Priority Loan Documents, then (x) the Required Super Priority Lenders shall have the rights otherwise ascribed to the Super Priority Agent pursuant to Section 8.2 and (y) in addition to the matters set forth in clauses (i), (ii) and (iii) of the preceding proviso and subject to Section 2.13, any Super Priority Lender may, with the consent of the Required Super Priority Lenders, enforce any rights and remedies available to it and as authorized by the Required Super Priority Lenders. 10.4 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Loan Parties, jointly and severally, shall pay (i) all reasonable out-of-pocket expenses incurred by the Super Priority Agent and its Affiliates (including the fees, charges and disbursements of counsel for the Super Priority Agent and of such counsel’s financial advisor), and shall pay all fees and time charges and disbursements for attorneys who may be employees of the Super Priority Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Super Priority Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Super Priority Agent or any Super Priority Lender (including the fees, charges and disbursements of any counsel for the Super Priority Agent or any Super Priority Lender), and shall pay all fees and time charges for attorneys who may be employees of the Super Priority Agent or any Super Priority Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Super Priority Loan Documents, including its rights under this Section or (B) in connection with Loans made, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Indemnification by the Borrower. THE LOAN PARTIES, JOINTLY AND SEVERALLY, SHALL INDEMNIFY THE SUPER PRIORITY AGENT (AND ANY SUB-AGENT THEREOF), EACH SUPER PRIORITY LENDER AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), AND SHALL INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE FROM ALL FEES AND TIME CHARGES AND DISBURSEMENTS FOR ATTORNEYS WHO MAY BE EMPLOYEES OF ANY INDEMNITEE, INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY PERSON (INCLUDING THE BORROWER OR ANY OTHER LOAN PARTY, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH 89 502181848 v5 1205867.00001

INDEMNITEE) OTHER THAN SUCH INDEMNITEE AND ITS RELATED PARTIES ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER SUPER PRIORITY LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY LOAN OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED, LEASED OR OPERATED BY ANY LOAN PARTY OR ANY SUBSIDIARY THEREOF, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO ANY LOAN PARTY OR ANY SUBSIDIARY THEREOF OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY THE BORROWER OR ANY OTHER LOAN PARTY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (X) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (Y) RESULT FROM A CLAIM BROUGHT BY THE BORROWER OR ANY OTHER LOAN PARTY AGAINST AN INDEMNITEE FOR BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER OR UNDER ANY OTHER SUPER PRIORITY LOAN DOCUMENT, IF THE BORROWER OR SUCH LOAN PARTY HAS OBTAINED A FINAL AND NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION. THIS SECTION 10.4(B) SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM. (c) Reimbursement by Super Priority Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsections (a) or (b) of this Section to be paid by it to the Super Priority Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Super Priority Lender severally agrees to pay to the Super Priority Agent (or any such sub-agent) or such Related Party, as the case may be, such Super Priority Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Super Priority Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Super Priority Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Super Priority Lender); and provided that, the 90 502181848 v5 1205867.00001 unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Super Priority Agent (or any such sub-agent), in its capacity as such, or against any Related Party of any of the foregoing acting for the Super Priority Agent (or any such sub-agent) in connection with such capacity. The obligations of the Super Priority Lenders under this subsection (c) are subject to the provisions of Section 2.12(c). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Super Priority Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Super Priority Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable not later than 10 Business Days after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Super Priority Loan Documents and payment of the obligations hereunder. 10.5 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Super Priority Agent or any Super Priority Lender, or the Super Priority Agent or any Super Priority Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Super Priority Agent or such Super Priority Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Super Priority Lender severally agrees to pay to the Super Priority Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Super Priority Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Super Priority Lenders under clause (b) of the preceding sentence shall survive the indefeasible payment in full in cash of the Obligations and the termination of this Agreement. 10.6 Successors and Assigns. 91 502181848 v5 1205867.00001

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Super Priority Agent and each Super Priority Lender, and no Super Priority Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Super Priority Agent and the Super Priority Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Super Priority Lenders. Any Super Priority Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of (1) an assignment of the entire remaining amount of the assigning Super Priority Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Facility), (2) contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section in the aggregate or (3) in the case of an assignment to a Super Priority Lender, an Affiliate of a Super Priority Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Super Priority Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Super Priority Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $1,000,000, unless the Super Priority Agent otherwise consents (each such consent not to be unreasonably conditioned, withheld, or delayed). 92 502181848 v5 1205867.00001

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Super Priority Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section and, in addition, the consent of the Super Priority Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Super Priority Lender, an Affiliate of such Super Priority Lender or an Approved Fund with respect to such Super Priority Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Super Priority Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided that the Super Priority Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Super Priority Lender, shall deliver to the Super Priority Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Super Priority Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Super Priority Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Super Priority Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Super Priority Agent or any other Super Priority Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of 93 502181848 v5 1205867.00001 this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Super Priority Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Super Priority Lender under this Agreement, and the assigning Super Priority Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Super Priority Lender’s rights and obligations under this Agreement, such Super Priority Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.1, 3.4, and 10.4 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Super Priority Lender’s having been a Defaulting Lender. Any assignment or transfer by a Super Priority Lender of rights or obligations under this Agreement that does not comply with this subsection (b) shall be treated for purposes of this Agreement as a sale by such Super Priority Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section (other than a proposed assignment to the Borrower or any of its Subsidiaries or Affiliates or to a natural Person, which, in each case, shall be null and void). (c) Register. The Super Priority Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Super Priority Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Super Priority Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Super Priority Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Super Priority Agent and the Super Priority Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Super Priority Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Super Priority Lender (but only to the extent of the entries therein that are directly applicable to such Super Priority Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Super Priority Lender may at any time, without the consent of, or notice to, the Borrower or the Super Priority Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Super Priority Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); 94 502181848 v5 1205867.00001 provided that (i) such Super Priority Lender’s obligations under this Agreement shall remain unchanged, (ii) such Super Priority Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Super Priority Agent and the Super Priority Lenders shall continue to deal solely and directly with such Super Priority Lender in connection with such Super Priority Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Super Priority Lender shall be responsible for the indemnity under Section 10.4(c) with respect to any payments made by such Super Priority Lender to its Participant(s). Any agreement or instrument pursuant to which a Super Priority Lender sells such a participation shall provide that such Super Priority Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Super Priority Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.1 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, and 3.4 (subject to the requirements and limitations therein, including the requirements under Section 3.1(g) (it being understood that the documentation required under Section 3.1(g) shall be delivered to the Super Priority Lender who sells the participation)) to the same extent as if it were a Super Priority Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under subsection (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.1 or 3.4, with respect to any participation, than the Super Priority Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Super Priority Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.8 as though it were a Super Priority Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Super Priority Lender. Each Super Priority Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Super Priority Loan Documents (the “Participant Register”); provided that no Super Priority Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Super Priority Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Super Priority Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice 95 502181848 v5 1205867.00001 to the contrary. For the avoidance of doubt, the Super Priority Agent (in its capacity as Super Priority Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Super Priority Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Super Priority Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Super Priority Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Super Priority Lender as a party hereto. 10.7 Treatment of Certain Information; Confidentiality. Each of the Super Priority Agent and the Super Priority Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Law or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Super Priority Loan Document or any action or proceeding relating to this Agreement or any other Super Priority Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Super Priority Agent, any Super Priority Lender or any of their respective Affiliates on a non-confidential basis from a source other than the Borrower. In addition, the Super Priority Agent and the Super Priority Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Super Priority Agent and the Super Priority Lenders in connection with the administration of this Agreement, the other Super Priority Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from any Loan Party or any of their respective Subsidiaries relating to any Loan Party or any of their respective Subsidiaries or any of their respective businesses, other than any such 96 502181848 v5 1205867.00001 information that is available to the Super Priority Agent or any Super Priority Lender on a non-confidential basis prior to disclosure by such Loan Party or such Subsidiary; provided that, in the case of information received from any Loan Party or any of their respective Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. 10.8 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Super Priority Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Super Priority Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Super Priority Lender or any such Affiliate to or for the credit or the account of a Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Super Priority Loan Document to such Super Priority Lender or their respective Affiliates, irrespective of whether or not such Super Priority Lender or such Affiliate shall have made any demand under this Agreement or any other Super Priority Loan Document and although such obligations of such Loan Party may be contingent or unmatured or are owed to a branch or office or Affiliate of such Super Priority Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Super Priority Agent for further application in accordance with the provisions of Section 2.13 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Super Priority Agent and the Super Priority Lenders and (y) the Defaulting Lender shall provide promptly to the Super Priority Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Super Priority Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Super Priority Lender or their respective Affiliates may have. Each Super Priority Lender agrees to notify the Borrower and the Super Priority Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Notwithstanding the provisions of this Section 10.8, if at any time any Super Priority Lender or any of their respective Affiliates maintains one or more deposit accounts for any Loan Party into which Medicare and/or Medicaid receivables are deposited, such Person shall waive the right of setoff set forth herein. 10.9 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Super Priority Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and 97 502181848 v5 1205867.00001 warranties have been or will be relied upon by the Super Priority Agent and each Super Priority Lender, regardless of any investigation made by the Super Priority Agent or any Super Priority Lender or on their behalf and notwithstanding that the Super Priority Agent or any Super Priority Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. 10.10 Independent Effect of Covenants. The Borrower expressly acknowledges and agrees that each covenant contained in Articles VI or VII shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VI or VII, if before or after giving effect to such transaction or act the Borrower shall or would be in breach of any other covenant contained in Articles VI or VII. 10.11 Governing Law; Jurisdiction; Etc. (a) Governing Law. This Agreement and the other Super Priority Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Super Priority Loan Document (except, as to any other Super Priority Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. Each Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Super Priority Agent, any Super Priority Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Super Priority Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York county and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or in any other Super Priority Loan Document shall affect any right that the Super Priority Agent, any Super Priority Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Super Priority Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Super Priority Loan Document in any court 98 502181848 v5 1205867.00001 referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.2. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law. 10.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SUPER PRIORITY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SUPER PRIORITY LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.13 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Super Priority Loan Documents, and any separate letter agreements with respect to fees payable to the Super Priority Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Super Priority Agent and when the Super Priority Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, 99 502181848 v5 1205867.00001 to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. 10.14 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Super Priority Agent and the Super Priority Lenders are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Super Priority Agent and the Super Priority Lenders, on the other hand, (ii) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each of the Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement and by the other Super Priority Loan Documents, (b) (i) the Super Priority Agent and the Super Priority Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Super Priority Agent nor any Super Priority Lender has any obligation to any Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth in this Agreement and in the other Super Priority Loan Documents and (c) the Super Priority Agent, the Super Priority Lenders, and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Super Priority Agent nor any Super Priority Lender has any obligation to disclose any of such interests to any Loan Party or any of their respective Affiliates. To the fullest extent permitted by Law, each of the Loan Parties hereby waives and releases any claims that it may have against the Super Priority Agent and the Super Priority Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.15 Severability. If any provision of this Agreement or the other Super Priority Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Super Priority Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.16 USA PATRIOT Act. Each Super Priority Lender that is subject to the PATRIOT Act and the Super Priority Agent (for itself and not on behalf of any Super Priority Lender) hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each 100 502181848 v5 1205867.00001

Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Super Priority Lender or the Super Priority Agent, as applicable, to identify each Loan Party in accordance with the PATRIOT Act. The Borrower shall, promptly following a request by the Super Priority Agent or any Super Priority Lender, provide all documentation and other information that the Super Priority Agent or such Super Priority Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act. 10.17 Release. Each of the Parent, Holdings, the Borrower, on behalf of itself and its Subsidiaries, successors, assigns and other legal representatives, hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature (collectively, the “Claims”), whether known or unknown, which any of them have, may have, or might assert at the time of the execution of this Agreement or in the future against the Super Priority Agent the Super Priority Lenders and/or their respective present and former parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, attorney’s consultants (including, without limitation, Berkeley Research Group, LLC), and each of their respective successors and assigns (each a “Releasee”), directly or indirectly, which occurred, existed, were taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (a) this Agreement or any other Super Priority Loan Document or Loan Documents (as defined in the Existing Credit Agreement) and/or the administration thereof or the Obligations or any other obligations created thereby, (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any of the Obligations, or (c) any matter related to the foregoing; provided that (i) the foregoing shall not release Claims arising following the date hereof, and (ii) such release shall not be available to any Releasee with respect to a Claim to the extent that such Claim is determined by a court of competent jurisdiction by final and non- appealable judgment to have resulted from the gross negligence or willful misconduct of such Releasee. 10.18 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Super Priority Loan Document, the terms of this Agreement shall control; provided that any provision of the Collateral Documents which imposes additional burdens on a Loan Party or any of its Subsidiaries or further restricts the rights of a Loan Party or any of its Subsidiaries or gives the Super Priority Agent or Super Priority Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect. 10.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Super Priority Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Super Priority Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: 101 502181848 v5 1205867.00001

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Super Priority Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. [Signature pages follow.] 102 502181848 v5 1205867.00001

ANNEX A COMMITMENTS AND APPLICABLE PERCENTAGES Super Priority Lender Commitment Applicable Percentage Compass Bank $5,016,558.07 64.729781550% LegacyTexas Bank $610,662.56 7.879516903% Bank of America, N.A. $581,583.39 7.504301806% Franklin Synergy Bank $581,583.39 7.504301806% First Tennessee Bank $581,583.39 7.504301806% BOKF, NA dba Bank of Texas $378,029.20 4.877796129% Total $7,750,000.00 100.000000000%     502247812 v1

ANNEX B MORTGAGE SUPPORT DOCUMENTS Annex B to the Existing Credit Agreement is hereby incorporated herein by reference mutatis mutandis and shall be deemed modified in accordance with the provisions of Section 1.2(d) of the Agreement. 502247812 v1

ANNEX C

GUARANTORS

	Loan Party	Jurisdiction
1.	Athas Administrative LLC	Texas
2.	Athas Health LLC	Texas
3.	Athas Holdings LLC	Texas
4.	Central Dallas Management, LLC	Texas
5.	Central Medical Solutions LLC	Texas
6.	Chandler Surgery Center, LLC	Arizona
7.	Concertis, LLC	Texas
8.	Downtown Dallas Surgery Center, LLC	Texas
9.	Hermann Drive Surgical Hospital, LP	Texas
10.	Houston Microsurgery Institute, LLC	Texas
11.	Marsh Lane Surgical Hospital, LLC	Texas
12.	MPDSC, LLC	Texas
13.	NHC Arizona Professional Associates, LLC	Arizona
14.	Nobilis Arizona Holding Company, LLC	Arizona
15.	Nobilis Health Corp. (PARENT)	British Columbia
16.	Nobilis Health Marketing, LLC	Texas
17.	Nobilis Surgical Assist, LLC	Texas
18.	Nobilis Vascular Holding Company, LLC	Arizona
19.	Nobilis Vascular Texas, LLC	Texas
20.	North Phoenix ASC Management, LLC	Arizona
21.	Northstar Healthcare General Partner, L.L.C.	Delaware
22.	Northstar Healthcare Holdings, Inc. (HOLDINGS)	Delaware
23.	Northstar Healthcare Limited Partner, L.L.C.	Delaware
24.	Northstar Healthcare Management Company, LLC	Texas
25.	Northstar Healthcare Subco, L.L.C.	Delaware
26.	Northstar Healthcare Surgery Center - Houston, LLC	Texas
27.	Northstar Healthcare Surgery Center – Scottsdale, LLC	Arizona
28.	Oracle Surgery Center, LLC	Arizona
29.	Peak Neuromonitoring Associates - Texas, LLC	Texas
30.	Peak Neuromonitoring Associates - Texas II, LLC	Texas
31.	Peak Surgeon Innovations, LLC	Texas
32.	Phoenix Surgery Center, LLC	Arizona
33.	Plano Surgical Management, LLC	Texas
34.	Premier Health Specialists, LLC	Arizona
35.	PSH Management, LLC	Texas
36.	Southwest Freeway Surgery Center Management, LLC	Texas
37.	Southwest Freeway Surgery Center, LLC	Texas
38.	Southwest Houston Surgical Assist, LLC	Texas
39.	The Palladium for Surgery - Dallas, Ltd.	Texas

502247812 v1

ANNEX E CORE ASSETS 1. Plano Surgical Hospital (Hospital) 2. First Street / Bellaire Surgical Hospital (Hospital) 3. First Street Surgical Center (ASC) 4. Elite Hospital Management (Hospital) 5. Elite Center for Minimally Invasive Surgery (ASC) 6. Houston Metro Orthopedic & Spine Surgery-Elite (ASC) 7. Elite Sinus Spine & Ortho (ASC) 8. Kirby Surgical Center (Hospital) 9. Uptown Surgery Center (ASC) 10. Piney Point Women’s Center (ASC) 11. P5 Performance (Clinic) 12. IOM / Peak Neuromonitoring (Ancillary Services) 13. Anesthesia (Ancillary Services) 14. First Assist (Ancillary Services) 15. Scottsdale Liberty Hospital (Hospital) 502247812 v1

ANNEX F INTERCOMPANY PROMISSORY NOTES 1) Intercompany Promissory Note, effective December 1, 2017, executed by Elite Sinus Spine and Ortho, LLC and made payable to the order of Northstar Healthcare Surgery Center – Houston LLC, in an aggregate principal amount of up to $500,000.00. 2) Intercompany Promissory Note, effective December 1, 2017, executed by Elite Hospital Management, LLC and made payable to the order of Northstar Healthcare Surgery Center – Houston LLC, in an aggregate principal amount of up to $500,000.00. 3) Intercompany Promissory Note, effective December 1, 2017, executed by $500,000.00 of Elite Center for Minimally Invasive Surgery, LLC and made payable to the order of Northstar Healthcare Surgery Center – Houston LLC, in an aggregate principal amount of up to $500,000.00. 4) Intercompany Promissory Note, effective December 1, 2017, executed by Houston Metro Ortho and Spine Surgery Center, LLC and made payable to the order of Northstar Healthcare Surgery Center – Houston LLC, in an aggregate principal amount of up to $500,000.00. 502247812 v1

ANNEX G LIEN FILING UCC Filing against Perimeter Road Surgical Hospital, LLC, as Debtor, in favor of Cardinal Health, as Secured Party, filed on 2/10/16 with the Arizona Secretary of State (Filing # 2016- 0006161). 502247812 v1

ANNEX H LITIGATION MATTERS 1) Houston Metro Ortho and Spine Surgery Center LLC v. Richard Francis, M.D., Juansrich Ltd., and Juansrich Management, LLC, Cause No. 2015-24460, District Court of Harris County (215th Judicial District Court) 2) Leo Van ‘T Hoofd, Individually and On Behalf of All Others Similarly Situated v. Nobilis Health Corp., Harry Fleming, David Young, and Kenneth J. Klein, United States District Court, Southern District of Texas, Houston Division. 502247812 v1

ANNEX I POST-CLOSING LOAN PARTIES 1. First Nobilis, LLC Texas 2. Bellaire Surgical Hospital Holdings, LLC Texas 3. First Nobilis Hospital, LLC Texas 4. First Nobilis Surgical Center, LLC Texas 5. First Nobilis Hospital Management, LLC Texas 6. Houston Surgical Management, LLC Texas 7. Nobilis Uptown Holding, LLC Texas 8. Perimeter Road Surgical Hospital, LLC Arizona 9. The Palladium for Surgery - Houston, Ltd. Texas 502247812 v1

EXHIBIT A FORM OF LOAN NOTICE 502232767 v1

FORM OF LOAN NOTICE Dated as of:_____________ Compass Bank, as Super Priority Agent 8080 N. Central Expressway Suite 400 Dallas, TX 75206 Ladies and Gentlemen: This irrevocable Loan Notice is delivered to you pursuant to Section 4.1(a)(i) of the Super Priority Credit Agreement dated as of May ___, 2019 (the “Super Priority Credit Agreement”), by and among Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company (the “Borrower”), the other Loan Parties party thereto, the Super Priority Lenders party thereto, and Compass Bank, as Super Priority Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Super Priority Credit Agreement. A. The Borrower hereby requests that the Super Priority Lenders make a Loan to the Borrower in the aggregate principal amount of $7,750,000 pursuant to and in accordance with Section 2.1(a) of the Super Priority Credit Agreement. B. The Borrower hereby requests that such Loan be made on the following Business Day: May ___, 2019. All of the conditions precedent specified in Section 4.1 and Section 4.2 of the Super Priority Credit Agreement have been satisfied as of the date hereof. [signature page follows] [Signature Page to Loan Notice]

IN WITNESS WHEREOF, the undersigned has executed this Loan Notice as of the day and year first written above. NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C. By:_________________________________ Name: Title: [Signature Page to Loan Notice]

EXHIBIT B FORM OF PROMISSORY NOTE

PROMISSORY NOTE May ___, 2019 FOR VALUE RECEIVED, the undersigned, Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company (the “Borrower”), promises to pay to _________________ or its registered assigns (the “Super Priority Lender”), at the place and times provided in the Super Priority Credit Agreement referred to below, the unpaid principal amount of the Loan made by the Super Priority Lender pursuant to that certain Super Priority Credit Agreement, dated as of May __, 2019 (the “Super Priority Credit Agreement”) by and among the Borrower, the Parent, Holdings, the other Loan Parties thereto, the Super Priority Lenders party thereto, and Compass Bank, as Super Priority Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Super Priority Credit Agreement. The unpaid principal amount of this Promissory Note from time to time outstanding is payable as provided in the Super Priority Credit Agreement and shall bear interest as provided in Section 2.8 of the Super Priority Credit Agreement. All payments of principal and interest on this Promissory Note shall be payable in Dollars in immediately available funds as provided in the Super Priority Credit Agreement. This Promissory Note is entitled to the benefits of, and evidences Obligations incurred under, the Super Priority Credit Agreement, to which reference is made for a description of the security for this Promissory Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the outstanding Obligations evidenced by this Promissory Note and on which such Obligations may be declared to be immediately due and payable. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Super Priority Credit Agreement) notice of any kind with respect to this Promissory Note. [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note under seal as of the day and year first above written. NORTHSTAR HEALTHCARE ACQUISITION, L.L.C. By:________________________ Name: Title: [SIGNATURE PAGE - PROMISSORY NOTE]

EXHIBIT C FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE Dated as of:_____________ (the “Determination Date”) The undersigned Chief Restructuring Officer and Chief Financial Officer (collectively, the “Officers”) of Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company (the “Borrower”) hereby certify to the Super Priority Agent and the Super Priority Lenders, each as defined in the Super Priority Credit Agreement referred to below, as follows: 1. This certificate is delivered to you pursuant to Section 6.2(b) of the Super Priority Credit Agreement dated as of May __, 2019 (the “Super Priority Credit Agreement”), by and among Parent, Holdings, the Borrower, the other Loan Parties party thereto, the Super Priority Lenders party thereto and Compass Bank, as Super Priority Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Super Priority Credit Agreement. 2. As used herein “Measurement Period” means the period beginning [______] and ending [_____]1 3. The Officers have reviewed the reports attached hereto as Annex 1 (the “Reports”) and hereby affirm that such Reports are (i) true, correct and complete in all material respects as of the Determination Date and (ii) set forth the Loan Parties’: (a) actual cash expenses and other disbursements during the Measurement Period compared against the projected cash expenses and other disbursements for such Measurement Period as set forth in the most recent Approved Budget; (b) actual cash receipts during the Measurement Period compared against the projected cash receipts for such Measurement Period as set forth in the most recent Approved Budget; (c) the actual surgical cases performed during the Measurement Period compared against the projected surgical cases for such Measurement Period as set forth in the most recent Approved Budget; (d) outstanding Disbursements as of the end of the Measurement Period compared against the projected amount of such Disbursements as of such Determination Date as set forth in the most recent Approved Budget; and (e) Cash Availability as of the end of the Measurement Period compared against required Cash Availability as of such Determination Date pursuant to the most recent Approved Budget. 1 NTD: To be the one week period ending on the Determination Date for which this Compliance Certificate is delivered. Exhibit C Form of Compliance Certificate 502232774 v2

4. The Officers hereby certify as of the Determination Date that: (a) during the Measurement Period, the aggregate amount of the Loan Parties’ actual cash expenses and other disbursements during such Measurement Period [were][were not] more than 110% of the projected cash expenses and other disbursements for such Measurement Period as set forth in the most recent Approved Budget; (b) during the Measurement Period, the aggregate amount of Loan Parties’ actual cash receipts during such Measurement Period [were][were not] less than 90% of the projected cash receipts for such Measurement Period as set forth in the most recent Approved Budget; (c) during the Measurement Period, the Loan Parties’ actual surgical cases performed during such Measurement Period [were][were not] less than 90% of the projected surgical cases for such Measurement Period as set forth in the most recent Approved Budget; (d) during the Measurement Period, the Loan Parties’ outstanding Disbursements as of the Determination Date [were][were not] more than 110% of the projected amount of such Disbursements as of the Determination Date as set forth in the most recent Approved Budget; and (e) the Loan Parties’ Cash Availability [is] [is not] at the level required in most recent Approved Budget. The financial covenant calculations set forth in clauses (a) though (e) above exclude (i) fees and expenses paid to (x) the Loan Parties’ professionals (including attorneys and financial advisors) in connection with any restructuring, (y) the Super Priority Agent’s professionals (including attorneys and attorney’s financial advisors) and (z) the Existing Administrative Agent’s professionals (including attorneys and attorney’s financial advisors) and (ii) all debt service payable to the Existing Lenders or Super Priority Lenders. 5. The Officers have reviewed the comparison attached hereto as Annex 2 (the “Comparison”), of the actual results of the Loan Parties during the most recent Measurement Period against each line item in the most recent Approved Budget, and certify that such Comparison is true, correct and complete in all material respects as of the Determination Date. [Remainder of page intentionally left blank; signature page follows] Exhibit C Form of Compliance Certificate 502232774 v2

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the day and year first written above. NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C. By: ___________________________ Name: Daniel R. Wiggins Title: Chief Restructuring Officer By: ___________________________ Name: Brandon Moreno Title: Chief Financial Officer Exhibit C Form of Compliance Certificate 502232774 v2

ANNEX 1 TO COMPLIANCE CERTIFICATE REPORTS [see attached] Exhibit C Form of Compliance Certificate 502232774 v2

ANNEX 2 TO COMPLIANCE CERTIFICATE COMPARISON [see attached] Exhibit C Form of Compliance Certificate 502232774 v2

EXHIBIT D FORM OF ASSIGNMENT AND ASSUMPTION EXHIBIT D Form of Assignment and Assumption 502232778 v2

ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the “Assignor”) and the parties identified on the Schedules hereto and [the] [each]1Assignee identified on the Schedules hereto as “Assignee” or as “Assignees” (collectively, the “Assignees” and each, an “Assignee”). [It is understood and agreed that the rights and obligations of the Assignees hereunder are several and not joint.]2 Capitalized terms used but not defined herein shall have the meanings given to them in the Super Priority Credit Agreement identified below (as amended, restated, supplemented, or otherwise modified, the “Super Priority Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the [Assignee] [respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Super Priority Credit Agreement, as of the Effective Date inserted by the Super Priority Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Super Priority Lender under the Super Priority Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facilities identified below (including without limitation any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Super Priority Lender) against any Person, whether known or unknown, arising under or in connection with the Super Priority Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: [INSERT NAME OF ASSIGNOR] 2. Assignee(s): See Schedules attached hereto 3. Borrower: Northstar Healthcare Acquisitions, L.L.C. 1 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 2 Include bracketed language if there are multiple Assignees. EXHIBIT D Form of Assignment and Assumption

4. Super Priority Agent: Compass Bank, as the Super Priority Agent under the Super Priority Credit Agreement 5. Super Priority Credit Agreement: The Super Priority Credit Agreement dated as of May __, 2019, by and among Northstar Healthcare Acquisitions, L.L.C., as Borrower, Nobilis Health Corp., as Parent, Northstar Healthcare Holdings, Inc., as Holdings, the other Loan Parties party thereto, the Super Priority Lenders party thereto, and Compass Bank, as Super Priority Agent (as amended, restated, supplemented or otherwise modified) 6. Assigned Interest: See Schedules attached hereto 7. Trade Date: [______________]3 [Remainder of page intentionally left blank; signature page follows] 3 To be completed if the Assignor and the Assignees intend that the minimum assignment amount is to be determined as of the Trade Date. EXHIBIT D Form of Assignment and Assumption

Effective Date: _______________ ___, 20__ [TO BE INSERTED BY THE SUPER PRIORITY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: ____________________________ Name: Title: ASSIGNEES See Schedules attached hereto EXHIBIT D Form of Assignment and Assumption

[Consented to and]4 Accepted: COMPASS BANK, as Super Priority Agent By: ______________________ Name: Title: 4 To be added only if the consent of the Super Priority Agent is required by the terms of the Super Priority Credit Agreement. EXHIBIT D Form of Assignment and Assumption

SCHEDULE 1 to Assignment and Assumption By its execution of this Schedule, the Assignee identified on the signature block below agrees to the terms set forth in the attached Assignment and Assumption. Assigned Interests: Aggregate Amount of Percentage CUSIP Number Amount of Commitment/ Assigned of 6 Commitment/ Loans Assigned Commitment/ 7 Loans for all Loans Super Priority 5 Lenders $ $ % $ $ % $ $ % 8 [NAME OF ASSIGNEE] [and is an Affiliate/Approved Fund of [identify Lender]9] By:_________________________________ Name: Title: 5 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 6 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 7 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Super PriorityLenders thereunder. 8 Add additional signature blocks, as needed. 9 Select as appropriate. EXHIBIT D Form of Assignment and Assumption

ANNEX 1 to Assignment and Assumption STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Super Priority Credit Agreement or any other Super Priority Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Super Priority Loan Documents or any collateral thereunder, (iii) the financial condition of Parent, any of its Subsidiaries or Affiliates, or any other Person obligated in respect of any Super Priority Loan Document or (iv) the performance or observance by the Loan Parties, any of their respective Subsidiaries or Affiliates, or any other Person of any of their respective obligations under any Super Priority Loan Document. 1.2. Assignee[s]. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Super Priority Lender under the Super Priority Credit Agreement, (ii) it meets the requirements of an Eligible Assignee under the Super Priority Credit Agreement (subject to such consents, if any, as may be required thereunder the definition thereof and under Section 10.6(b) of the Super Priority Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Super Priority Credit Agreement as a Super Priority Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Super Priority Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Super Priority Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Super Priority Agent or any other Super Priority Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Super Priority Credit Agreement (including documentation required under Section 3.1 of the Super Priority Credit Agreement), duly completed and executed by [the] [such] Assignee; (b) agrees that (i) it will, independently and without reliance upon the Super Priority Agent, [the] [any] Assignor or any EXHIBIT D Form of Assignment and Assumption

other Super Priority Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Super Priority Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Super Priority Loan Documents are required to be performed by it as a Super Priority Lender; and (c) appoints and authorizes the Super Priority Agent to take such action on its behalf and to exercise such powers under the Super Priority Credit Agreement and the other Super Priority Loan Documents as are delegated to or otherwise conferred upon the Super Priority Agent by the terms thereof, together with such powers as are reasonably incidental thereto. 2. Payments. From and after the Effective Date, the Super Priority Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York. EXHIBIT D Form of Assignment and Assumption

EXHIBIT E-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (NON-PARTNERSHIP FOREIGN LENDERS) 502232790 v2

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Super Priority Credit Agreement dated as of May __, 2019 (the “Super Priority Credit Agreement”), by and among Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company (the “Borrower”), Nobilis Health Corp. (the “Parent”), Northstar Healthcare Holdings, Inc. (“Holdings”), the other Loan Parties party thereto, the lenders who are or may become a party thereto, as Super Priority Lenders, and Compass Bank, as Super Priority Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Super Priority Credit Agreement. Pursuant to the provisions of Section 3.1 of the Super Priority Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Super Priority Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Super Priority Agent and (b) the undersigned shall have at all times furnished the Borrower and the Super Priority Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF LENDER] By: __________________________________________ Name: Title: Date: ________ __, 20__ EXHIBIT E-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (NON-PARTNERSHIP FOREIGN LENDERS)

EXHIBIT E-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (NON-PARTNERSHIP FOREIGN PARTICIPANTS) 502232797 v3

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Super Priority Credit Agreement dated as of May __, 2019 (the “Super Priority Credit Agreement”), by and among Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company (the “Borrower”), Nobilis Health Corp. (the “Parent”), Northstar Healthcare Holdings, Inc. (“Holdings”), the other Loan Parties party thereto, the lenders who are or may become a party thereto, as Super Priority Lenders, and Compass Bank, as Super Priority Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Super Priority Credit Agreement. Pursuant to the provisions of Section 3.1 of the Super Priority Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Super Priority Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Super Priority Lender in writing and (b) the undersigned shall have at all times furnished such Super Priority Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF PARTICIPANT] By: __________________________________________ Name: Title: Date: ________ __, 20__ EXHIBIT E-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (NON-PARTNERSHIP FOREIGN PARTICIPANTS)

EXHIBIT E-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOREIGN PARTICIPANT PARTNERSHIPS) 502232800 v2

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Super Priority Credit Agreement dated as of May __, 2019 (the “Super Priority Credit Agreement”), by and among Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company (the “Borrower”), Nobilis Health Corp. (the “Parent”), Northstar Healthcare Holdings, Inc. (“Holdings”), the other Loan Parties party thereto, the lenders who are or may become a party thereto, as Super Priority Lenders, and Compass Bank, as Super Priority Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Super Priority Credit Agreement. Pursuant to the provisions of Section 3.1 of the Super Priority Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Super Priority Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E (or W- 8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Super Priority Lender and (ii) the undersigned shall have at all times furnished such Super Priority Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF PARTICIPANT] By: __________________________________________ Name: Title: Date: ________ __, 20__ Exhibit E-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) 502232800 v2

EXHIBIT E-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOREIGN LENDER PARTNERSHIPS) 502232803 v2

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Super Priority Credit Agreement dated as of May __, 2019 (the “Super Priority Credit Agreement”), by and among Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company (the “Borrower”), Nobilis Health Corp. (the “Parent”), Northstar Healthcare Holdings, Inc. (“Holdings”), the other Loan Parties party thereto, the lenders who are or may become a party thereto, as Super Priority Lenders, and Compass Bank, as Super Priority Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Super Priority Credit Agreement. Pursuant to the provisions of Section 3.1 of the Super Priority Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to this Super Priority Credit Agreement or any other Super Priority Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Super Priority Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Super Priority Agent and (ii) the undersigned shall have at all times furnished the Borrower and the Super Priority Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF LENDER] By: __________________________________________ Name: Title: Date: ________ __, 20__ Exhibit E-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) 502232803 v2